UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06102

MFS SERIES TRUST VI

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199 (Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant's telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
October 31, 2022
MFS®  Utilities Fund
MMU-ANN

MFS® Utilities Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions, and evolving geopolitical tensions. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. The U.S. Federal Reserve has made it clear that rates must move higher and tighter policy must be sustained to restore price stability and that this will likely bring some pain to households and businesses. Against that backdrop, richly valued, interest rate–sensitive growth equities have been hit particularly hard by rising interest rates. Volatility in fixed income and currency markets has picked up, with fiscal policy missteps in the United Kingdom leading to a crisis of market confidence that ultimately resulted in the ouster of Prime Minister Liz Truss. That episode could forewarn other governments to avoid policy overreach.
There are, however, encouraging signs for the markets. China has modestly relaxed its zero-COVID policy, and cases globally, while numerous, appear to be causing fewer serious illnesses. Meanwhile, unemployment is low and global supply chain bottlenecks are easing, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
December 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
NextEra Energy, Inc.	11.8%
PG&E Corp.	5.8%
Sempra Energy	5.3%
Dominion Energy, Inc.	4.7%
Southern Co.	3.3%
Constellation Energy	3.3%
American Electric Power Co., Inc.	3.1%
Iberdrola S.A.	3.1%
DTE Energy Co.	3.0%
Edison International	3.0%
Top five industries
Utilities - Electric Power	84.0%
Energy - Renewables	5.5%
Telecommunications - Wireless	4.6%
Natural Gas - Distribution	2.3%
Cable TV	1.7%
Issuer country weightings (x)
United States	75.0%
Spain	5.7%
Germany	4.8%
Portugal	4.1%
United Kingdom	3.8%
Italy	2.0%
Brazil	1.2%
Canada	0.9%
Hong Kong	0.6%
Other Countries	1.9%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of October 31, 2022.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the twelve months ended October 31, 2022, Class A shares of the MFS Utilities Fund (fund) provided a total return of -0.50%, at net asset value. This compares with a return of -14.61% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 2.88% for the fund’s other benchmark, the Standard & Poor’s 500 Utilities Index.
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain tumult and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-depleting effects on Europe's economy stemming from the invasion, while the Bank of Japan remained on the monetary sidelines, leading to a dramatic weakening of the yen.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and somewhat easier prices for non-energy raw materials were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Relative to the Standard & Poor’s 500 Utilities Index, the fund’s allocation to the wireless communications industry, for which the benchmark has no exposure, detracted from the relative performance. Here, the fund’s holdings of telecommunications services provider Cellnex Telecom(b) (Spain) and real estate investment trust SBA Communications(b) held back relative results. The share price of Cellnex Telecom fell as the lack of a share buyback plan appeared to have weighed on the stock.
3

Management Review - continued
Security selection within the renewables industry also held back relative results, led by the fund’s holdings of renewable energy company EDP Renovaveis(b) (Portugal). The share price of EDP Renovaveis retreated as the company reported weaker-than-expected financial results due to lower selling prices, which affected revenues, and foreign exchange headwinds.
Stocks in other industries that further weakened relative performance included the fund’s holdings of electricity and gas distributor Enel(b) (Italy), cable services provider Charter Communications(b), electric services provider SSE(b) (United Kingdom), electric utility company Iberdrola(b) (Spain), gas distributor China Resources Gas(b) (Hong Kong) and integrated utility company EDP-Energias De Portugal(b) (Portugal). Not owning shares of energy products and services supplier Consolidated Edison further dampened relative returns.
Contributors to Performance
An underweight exposure to the water utilities industry contributed to relative performance. Here, not owning shares of public utility firm American Water Works benefited relative performance. The stock price of American Water Works declined as the company’s earnings results came in softer than anticipated, driven by an increase in operations and maintenance expenses due to higher inflationary pressures.
Elsewhere, the fund’s underweight holdings of electricity provider NextEra Energy, power & natural gas distributor Duke Energy, electricity and natural gas provider Public Service Enterprise Group and utility services provider Exelon aided relative results. The fund’s position in utility company PG&E, which was not a benchmark constituent until October 2022, also contributed to relative performance. The share price of PG&E rose as management reiterated its favorable forward-looking earnings guidance, which appeared to have supported investor sentiment. Avoiding shares of poor-performing natural gas and electricity distributor Eversource Energy benefited relative returns. Additionally, the fund’s holdings of energy-based holding company Equatorial Energia(b) (Brazil) and electricity generation company Energisa(b) (Brazil) further strengthened relative results. The timing of the fund’s ownership in shares of utility company PPL added to the fund’s positive relative performance.
Respectfully,
Portfolio Manager(s)
Claud Davis and J. Scott Walker
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

Performance Summary THROUGH 10/31/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
5

Performance Summary  - continued
Total Returns through 10/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	2/14/92	(0.50)%	7.45%	7.90%
B	9/07/93	(1.24)%	6.64%	7.10%
C	1/03/94	(1.23)%	6.65%	7.10%
I	1/02/97	(0.24)%	7.72%	8.17%
R1	4/01/05	(1.27)%	6.64%	7.09%
R2	10/31/03	(0.72)%	7.18%	7.64%
R3	4/01/05	(0.49)%	7.44%	7.91%
R4	4/01/05	(0.24)%	7.72%	8.17%
R6	6/01/12	(0.15)%	7.81%	8.28%
Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)	(14.61)%	10.44%	12.79%
Standard & Poor’s 500 Utilities Index (f)	2.88%	7.43%	9.92%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(6.22)%	6.18%	7.27%
B With CDSC (Declining over six years from 4% to 0%) (v)	(4.99)%	6.33%	7.10%
C With CDSC (1% for 12 months) (v)	(2.16)%	6.65%	7.10%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
Standard & Poor's 500 Utilities Index(g) – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones
6

Performance Summary  - continued
Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
7

Expense Table
Fund expenses borne by the shareholders during the period,
May 1, 2022 through October 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/22	Ending Account Value 10/31/22	Expenses Paid During Period (p) 5/01/22-10/31/22
A	Actual	0.99%	$1,000.00	$947.24	$4.86
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
B	Actual	1.74%	$1,000.00	$943.51	$8.52
	Hypothetical (h)	1.74%	$1,000.00	$1,016.43	$8.84
C	Actual	1.74%	$1,000.00	$943.62	$8.52
	Hypothetical (h)	1.74%	$1,000.00	$1,016.43	$8.84
I	Actual	0.74%	$1,000.00	$948.75	$3.63
	Hypothetical (h)	0.74%	$1,000.00	$1,021.48	$3.77
R1	Actual	1.74%	$1,000.00	$943.62	$8.52
	Hypothetical (h)	1.74%	$1,000.00	$1,016.43	$8.84
R2	Actual	1.24%	$1,000.00	$946.17	$6.08
	Hypothetical (h)	1.24%	$1,000.00	$1,018.95	$6.31
R3	Actual	0.99%	$1,000.00	$947.25	$4.86
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
R4	Actual	0.74%	$1,000.00	$948.55	$3.63
	Hypothetical (h)	0.74%	$1,000.00	$1,021.48	$3.77
R6	Actual	0.65%	$1,000.00	$949.20	$3.19
	Hypothetical (h)	0.65%	$1,000.00	$1,021.93	$3.31
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
9

Portfolio of Investments
10/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.6%
Cable TV – 1.7%
Charter Communications, Inc., “A” (a)	141,756	$52,112,341
Energy - Renewables – 5.5%
AES Corp.	2,598,030	$67,964,465
EDP Renovaveis S.A.	4,284,383	90,227,425
Orsted A/S	144,311	11,902,214
		$170,094,104
Natural Gas - Distribution – 2.3%
Atmos Energy Corp.	396,597	$42,257,410
China Resources Gas Group Ltd.	5,300,000	13,571,306
UGI Corp.	473,425	16,726,105
		$72,554,821
Telecommunications - Wireless – 4.6%
Cellnex Telecom S.A.	2,524,435	$82,576,983
Rogers Communications, Inc.	662,134	27,562,388
SBA Communications Corp., REIT	31,651,177	32,695,956
		$142,835,327
Telephone Services – 0.6%
Hellenic Telecommunications Organization S.A.	1,128,630	$17,734,361
Utilities - Electric Power – 83.4%
ALLETE, Inc.	479,128	$26,960,532
Alliant Energy Corp.	1,012,452	52,819,621
Ameren Corp.	823,663	67,145,008
American Electric Power Co., Inc.	1,159,829	101,972,166
CenterPoint Energy, Inc.	1,863,113	53,303,663
CLP Holdings Ltd.	2,853,500	19,157,472
Constellation Energy	1,081,725	102,266,281
Dominion Energy, Inc.	2,062,813	144,335,026
DTE Energy Co.	838,028	93,951,319
Duke Energy Corp.	273,571	25,491,346
E.ON SE	6,504,304	54,482,698
Edison International	1,559,343	93,622,954
Enel S.p.A.	14,069,969	62,835,099
Energias de Portugal S.A.	8,226,319	35,973,744
Energisa S.A., IEU	2,012,500	18,891,903
Entergy Corp.	652,648	69,924,707
Equatorial Energia S.A.	3,330,800	19,363,842
10

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – continued
Evergy, Inc.	1,054,093	$64,436,705
Exelon Corp.	2,083,978	80,420,711
FirstEnergy Corp.	1,089,506	41,085,271
Iberdrola S.A.	9,325,674	94,695,400
National Grid PLC	4,384,007	47,681,562
NextEra Energy, Inc.	4,709,596	364,993,690
PG&E Corp. (a)	11,977,202	178,819,626
Pinnacle West Capital Corp.	463,246	31,134,764
Portland General Electric Co.	779,717	35,040,482
PPL Corp.	2,914,682	77,209,926
Public Service Enterprise Group, Inc.	1,067,539	59,856,912
RWE AG	2,398,544	92,420,380
Sempra Energy	1,092,290	164,870,252
Southern Co.	1,567,987	102,671,789
SSE PLC	3,803,726	67,874,479
Vistra Corp.	574,260	13,190,752
Xcel Energy, Inc.	239,821	15,614,745
		$2,574,514,827
Utilities - Water – 0.5%
Veolia Environnement S.A.	683,579	$15,260,605
Total Common Stocks (Identified Cost, $2,385,071,036)		$3,045,106,386
Convertible Preferred Stocks – 0.6%
Utilities - Electric Power – 0.6%
DTE Energy Co., 6.25%	175,400	$9,010,298
NextEra Energy, Inc., 5.279%	175,500	8,676,720
Total Convertible Preferred Stocks (Identified Cost, $14,864,754)		$17,687,018
Investment Companies (h) – 0.8%
Money Market Funds – 0.8%
MFS Institutional Money Market Portfolio, 3.02% (v) (Identified Cost, $25,671,531)	25,673,111	$25,673,112

Other Assets, Less Liabilities – (0.0)%		(575,821)
Net Assets – 100.0%		$3,087,890,695

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $25,673,112 and $3,062,793,404, respectively.
11

Portfolio of Investments – continued
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
IEU	International Equity Unit
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
Derivative Contracts at 10/31/22
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
EUR	41,808,569	USD	41,585,031	BNP Paribas S.A.	1/20/2023	$14,281
GBP	8,489,261	USD	9,606,186	State Street Bank Corp.	1/20/2023	156,769
USD	2,162,114	EUR	2,150,438	State Street Bank Corp.	1/20/2023	22,439
						$193,489
Liability Derivatives
USD	15,593,694	CAD	21,456,970	HSBC Bank	1/20/2023	$(173,738)
USD	1,904,054	CAD	2,596,196	Morgan Stanley Capital Services, Inc.	1/20/2023	(3,735)
USD	367,635,968	EUR	370,065,133	HSBC Bank	1/20/2023	(576,940)
USD	10,268,828	EUR	10,326,938	State Street Bank Corp.	1/20/2023	(6,422)
USD	71,766,329	GBP	63,876,917	HSBC Bank	1/20/2023	(1,694,423)
USD	6,772,368	GBP	5,991,903	Morgan Stanley Capital Services, Inc.	1/20/2023	(118,535)
USD	2,953,700	GBP	2,568,855	State Street Bank Corp.	1/20/2023	(576)
						$(2,574,369)
See Notes to Financial Statements
12

Financial Statements
Statement of Assets and Liabilities
At 10/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $2,399,935,790)	$3,062,793,404
Investments in affiliated issuers, at value (identified cost, $25,671,531)	25,673,112
Cash	356,581
Receivables for
Forward foreign currency exchange contracts	193,489
Fund shares sold	1,968,284
Dividends	3,425,766
Total assets	$3,094,410,636
Liabilities
Payable to custodian	$338,047
Payables for
Forward foreign currency exchange contracts	2,574,369
Fund shares reacquired	2,195,228
Payable to affiliates
Investment adviser	198,496
Administrative services fee	5,130
Shareholder servicing costs	901,319
Distribution and service fees	74,664
Payable for independent Trustees' compensation	10
Deferred country tax expense payable	15
Accrued expenses and other liabilities	232,663
Total liabilities	$6,519,941
Net assets	$3,087,890,695
Net assets consist of
Paid-in capital	$2,230,477,153
Total distributable earnings (loss)	857,413,542
Net assets	$3,087,890,695
Shares of beneficial interest outstanding	134,828,588
13

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,861,664,903	81,367,452	$22.88
Class B	31,760,062	1,395,833	22.75
Class C	104,022,385	4,572,253	22.75
Class I	714,999,097	31,089,953	23.00
Class R1	5,242,606	231,424	22.65
Class R2	38,534,005	1,690,217	22.80
Class R3	217,043,285	9,494,713	22.86
Class R4	23,368,939	1,020,019	22.91
Class R6	91,255,413	3,966,724	23.01

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $24.28 [100 / 94.25 x $22.88]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
14

Financial Statements
Statement of Operations
Year ended 10/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$89,025,472
Dividends from affiliated issuers	495,085
Other	164,741
Income on securities loaned	61,628
Foreign taxes withheld	(2,437,310)
Total investment income	$87,309,616
Expenses
Management fee	$19,249,189
Distribution and service fees	7,405,358
Shareholder servicing costs	3,532,892
Administrative services fee	501,474
Independent Trustees' compensation	48,353
Custodian fee	331,564
Shareholder communications	198,776
Audit and tax fees	74,021
Legal fees	12,479
Miscellaneous	236,917
Total expenses	$31,591,023
Fees paid indirectly	(67,925)
Reduction of expenses by investment adviser and distributor	(453,419)
Net expenses	$31,069,679
Net investment income (loss)	$56,239,937
15

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $798,164 country tax)	$138,065,792
Affiliated issuers	(6,751)
Forward foreign currency exchange contracts	87,315,039
Foreign currency	(479,269)
Net realized gain (loss)	$224,894,811
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $246,880 decrease in deferred country tax)	$(292,994,204)
Affiliated issuers	1,581
Forward foreign currency exchange contracts	(3,721,370)
Translation of assets and liabilities in foreign currencies	(163,781)
Net unrealized gain (loss)	$(296,877,774)
Net realized and unrealized gain (loss)	$(71,982,963)
Change in net assets from operations	$(15,743,026)
See Notes to Financial Statements
16

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	10/31/22	10/31/21
Change in net assets
From operations
Net investment income (loss)	$56,239,937	$63,220,532
Net realized gain (loss)	224,894,811	89,255,386
Net unrealized gain (loss)	(296,877,774)	392,059,377
Change in net assets from operations	$(15,743,026)	$544,535,295
Total distributions to shareholders	$(196,277,058)	$(161,630,114)
Change in net assets from fund share transactions	$108,277,444	$(204,657,745)
Total change in net assets	$(103,742,640)	$178,247,436
Net assets
At beginning of period	3,191,633,335	3,013,385,899
At end of period	$3,087,890,695	$3,191,633,335
See Notes to Financial Statements
17

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$24.45	$21.65	$23.54	$20.08	$20.46
Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	$0.46	$0.54	$0.55	$0.55
Net realized and unrealized gain (loss)	(0.48)	3.52	(0.93)	3.73	(0.35)
Total from investment operations	$(0.07)	$3.98	$(0.39)	$4.28	$0.20
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.26)	$(0.31)	$(0.49)	$(0.50)
From net realized gain	(1.06)	(0.92)	(1.19)	(0.33)	(0.08)
Total distributions declared to shareholders	$(1.50)	$(1.18)	$(1.50)	$(0.82)	$(0.58)
Net asset value, end of period (x)	$22.88	$24.45	$21.65	$23.54	$20.08
Total return (%) (r)(s)(t)(x)	(0.50)	18.90	(1.70)	21.94	0.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.00	1.00	1.00	1.00
Expenses after expense reductions (f)	0.99	0.99	0.99	0.99	0.99
Net investment income (loss)	1.72	1.98	2.51	2.51	2.70
Portfolio turnover	23	12	30	30	23
Net assets at end of period (000 omitted)	$1,861,665	$1,951,571	$1,744,515	$1,956,524	$1,706,956
See Notes to Financial Statements
18

Financial Highlights – continued
Class B	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$24.30	$21.53	$23.42	$19.98	$20.36
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.30	$0.38	$0.38	$0.39
Net realized and unrealized gain (loss)	(0.49)	3.49	(0.93)	3.72	(0.35)
Total from investment operations	$(0.25)	$3.79	$(0.55)	$4.10	$0.04
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.10)	$(0.15)	$(0.33)	$(0.34)
From net realized gain	(1.06)	(0.92)	(1.19)	(0.33)	(0.08)
Total distributions declared to shareholders	$(1.30)	$(1.02)	$(1.34)	$(0.66)	$(0.42)
Net asset value, end of period (x)	$22.75	$24.30	$21.53	$23.42	$19.98
Total return (%) (r)(s)(t)(x)	(1.24)	18.02	(2.45)	21.02	0.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.75	1.75	1.75	1.75
Expenses after expense reductions (f)	1.74	1.74	1.74	1.74	1.74
Net investment income (loss)	1.01	1.27	1.75	1.76	1.94
Portfolio turnover	23	12	30	30	23
Net assets at end of period (000 omitted)	$31,760	$49,750	$63,594	$99,924	$113,779

Class C	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$24.30	$21.53	$23.42	$19.98	$20.36
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.30	$0.38	$0.38	$0.38
Net realized and unrealized gain (loss)	(0.49)	3.49	(0.93)	3.72	(0.34)
Total from investment operations	$(0.25)	$3.79	$(0.55)	$4.10	$0.04
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.10)	$(0.15)	$(0.33)	$(0.34)
From net realized gain	(1.06)	(0.92)	(1.19)	(0.33)	(0.08)
Total distributions declared to shareholders	$(1.30)	$(1.02)	$(1.34)	$(0.66)	$(0.42)
Net asset value, end of period (x)	$22.75	$24.30	$21.53	$23.42	$19.98
Total return (%) (r)(s)(t)(x)	(1.23)	18.00	(2.45)	21.02	0.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.75	1.75	1.75	1.75
Expenses after expense reductions (f)	1.74	1.74	1.74	1.74	1.74
Net investment income (loss)	1.00	1.28	1.76	1.75	1.91
Portfolio turnover	23	12	30	30	23
Net assets at end of period (000 omitted)	$104,022	$149,761	$230,614	$370,036	$424,769
See Notes to Financial Statements
19

Financial Highlights – continued
Class I	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$24.57	$21.74	$23.64	$20.16	$20.54
Income (loss) from investment operations
Net investment income (loss) (d)	$0.47	$0.53	$0.60	$0.60	$0.60
Net realized and unrealized gain (loss)	(0.48)	3.54	(0.94)	3.76	(0.35)
Total from investment operations	$(0.01)	$4.07	$(0.34)	$4.36	$0.25
Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.32)	$(0.37)	$(0.55)	$(0.55)
From net realized gain	(1.06)	(0.92)	(1.19)	(0.33)	(0.08)
Total distributions declared to shareholders	$(1.56)	$(1.24)	$(1.56)	$(0.88)	$(0.63)
Net asset value, end of period (x)	$23.00	$24.57	$21.74	$23.64	$20.16
Total return (%) (r)(s)(t)(x)	(0.24)	19.23	(1.49)	22.26	1.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.75	0.75	0.75	0.75	0.75
Expenses after expense reductions (f)	0.74	0.74	0.74	0.74	0.74
Net investment income (loss)	1.96	2.24	2.76	2.77	2.93
Portfolio turnover	23	12	30	30	23
Net assets at end of period (000 omitted)	$714,999	$687,188	$626,500	$698,558	$587,221

Class R1	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$24.23	$21.47	$23.37	$19.94	$20.32
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.28	$0.37	$0.38	$0.39
Net realized and unrealized gain (loss)	(0.49)	3.51	(0.92)	3.71	(0.34)
Total from investment operations	$(0.26)	$3.79	$(0.55)	$4.09	$0.05
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.11)	$(0.16)	$(0.33)	$(0.35)
From net realized gain	(1.06)	(0.92)	(1.19)	(0.33)	(0.08)
Total distributions declared to shareholders	$(1.32)	$(1.03)	$(1.35)	$(0.66)	$(0.43)
Net asset value, end of period (x)	$22.65	$24.23	$21.47	$23.37	$19.94
Total return (%) (r)(s)(t)(x)	(1.27)	18.06	(2.48)	21.03	0.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.75	1.75	1.75	1.75
Expenses after expense reductions (f)	1.74	1.74	1.74	1.74	1.74
Net investment income (loss)	0.96	1.23	1.75	1.77	1.93
Portfolio turnover	23	12	30	30	23
Net assets at end of period (000 omitted)	$5,243	$5,126	$5,171	$6,561	$6,453
See Notes to Financial Statements
20

Financial Highlights – continued
Class R2	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$24.36	$21.58	$23.47	$20.03	$20.40
Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.41	$0.48	$0.49	$0.50
Net realized and unrealized gain (loss)	(0.47)	3.50	(0.92)	3.72	(0.35)
Total from investment operations	$(0.12)	$3.91	$(0.44)	$4.21	$0.15
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.21)	$(0.26)	$(0.44)	$(0.44)
From net realized gain	(1.06)	(0.92)	(1.19)	(0.33)	(0.08)
Total distributions declared to shareholders	$(1.44)	$(1.13)	$(1.45)	$(0.77)	$(0.52)
Net asset value, end of period (x)	$22.80	$24.36	$21.58	$23.47	$20.03
Total return (%) (r)(s)(t)(x)	(0.72)	18.60	(1.96)	21.59	0.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.25	1.25	1.25	1.25	1.25
Expenses after expense reductions (f)	1.24	1.24	1.24	1.24	1.24
Net investment income (loss)	1.47	1.74	2.26	2.26	2.46
Portfolio turnover	23	12	30	30	23
Net assets at end of period (000 omitted)	$38,534	$41,968	$41,020	$59,224	$57,733

Class R3	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$24.43	$21.63	$23.52	$20.07	$20.45
Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	$0.47	$0.54	$0.57	$0.55
Net realized and unrealized gain (loss)	(0.48)	3.51	(0.93)	3.71	(0.35)
Total from investment operations	$(0.07)	$3.98	$(0.39)	$4.28	$0.20
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.26)	$(0.31)	$(0.50)	$(0.50)
From net realized gain	(1.06)	(0.92)	(1.19)	(0.33)	(0.08)
Total distributions declared to shareholders	$(1.50)	$(1.18)	$(1.50)	$(0.83)	$(0.58)
Net asset value, end of period (x)	$22.86	$24.43	$21.63	$23.52	$20.07
Total return (%) (r)(s)(t)(x)	(0.49)	18.91	(1.71)	21.92	0.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.00	1.00	1.00	1.00
Expenses after expense reductions (f)	0.99	0.99	0.99	0.99	0.99
Net investment income (loss)	1.71	1.99	2.51	2.63	2.71
Portfolio turnover	23	12	30	30	23
Net assets at end of period (000 omitted)	$217,043	$201,006	$201,509	$279,639	$72,490
See Notes to Financial Statements
21

Financial Highlights – continued
Class R4	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$24.48	$21.67	$23.56	$20.10	$20.48
Income (loss) from investment operations
Net investment income (loss) (d)	$0.48	$0.53	$0.60	$0.60	$0.61
Net realized and unrealized gain (loss)	(0.49)	3.52	(0.93)	3.74	(0.36)
Total from investment operations	$(0.01)	$4.05	$(0.33)	$4.34	$0.25
Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.32)	$(0.37)	$(0.55)	$(0.55)
From net realized gain	(1.06)	(0.92)	(1.19)	(0.33)	(0.08)
Total distributions declared to shareholders	$(1.56)	$(1.24)	$(1.56)	$(0.88)	$(0.63)
Net asset value, end of period (x)	$22.91	$24.48	$21.67	$23.56	$20.10
Total return (%) (r)(s)(t)(x)	(0.24)	19.19	(1.46)	22.22	1.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.75	0.75	0.75	0.75	0.75
Expenses after expense reductions (f)	0.74	0.74	0.74	0.74	0.74
Net investment income (loss)	1.98	2.25	2.76	2.76	3.01
Portfolio turnover	23	12	30	30	23
Net assets at end of period (000 omitted)	$23,369	$25,766	$24,920	$49,530	$48,109

Class R6	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$24.58	$21.75	$23.64	$20.17	$20.54
Income (loss) from investment operations
Net investment income (loss) (d)	$0.49	$0.54	$0.61	$0.61	$0.61
Net realized and unrealized gain (loss)	(0.48)	3.54	(0.92)	3.76	(0.34)
Total from investment operations	$0.01	$4.08	$(0.31)	$4.37	$0.27
Less distributions declared to shareholders
From net investment income	$(0.52)	$(0.33)	$(0.39)	$(0.57)	$(0.56)
From net realized gain	(1.06)	(0.92)	(1.19)	(0.33)	(0.08)
Total distributions declared to shareholders	$(1.58)	$(1.25)	$(1.58)	$(0.90)	$(0.64)
Net asset value, end of period (x)	$23.01	$24.58	$21.75	$23.64	$20.17
Total return (%) (r)(s)(t)(x)	(0.15)	19.31	(1.36)	22.29	1.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.66	0.66	0.66	0.66	0.66
Expenses after expense reductions (f)	0.65	0.65	0.65	0.65	0.65
Net investment income (loss)	2.04	2.29	2.84	2.84	3.02
Portfolio turnover	23	12	30	30	23
Net assets at end of period (000 omitted)	$91,255	$79,499	$75,542	$92,437	$119,752

See Notes to Financial Statements
22

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
23

Notes to Financial Statements
(1) Business and Organization
MFS Utilities Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the utility industry. Issuers in a single industry can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions. The value of stocks in the utilities sector can be very volatile due to supply and/or demand for services or fuel, financing costs, conservation efforts, the negative impact of regulation, and other factors. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
In June 2022, the FASB issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”), which affects all entities that have investments in equity securities measured at fair value that are subject to contractual sale restrictions. ASU 2022-03 clarifies that a contractual restriction on the sale of an equity security is a characteristic of the reporting entity holding the equity security rather than a characteristic of the asset and, therefore, is not considered in measuring the fair value of the equity security. The fund decided to early adopt ASU 2022-03 effective as of June 30, 2022 as the guidance in ASU 2022-03 was consistent with the fund’s existing practices for fair value measurement.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is
24

Notes to Financial Statements  - continued
subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other
25

Notes to Financial Statements  - continued
market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of October 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$3,062,793,404	$—	$—	$3,062,793,404
Mutual Funds	25,673,112	—	—	25,673,112
Total	$3,088,466,516	$—	$—	$3,088,466,516
Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$193,489	$—	$193,489
Forward Foreign Currency Exchange Contracts – Liabilities	—	(2,574,369)	—	(2,574,369)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
26

Notes to Financial Statements  - continued
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2022 as reported in the Statement of Assets and Liabilities:
		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange Contracts	$193,489	$(2,574,369)
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2022 as reported in the Statement of Operations:
Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$87,315,039
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2022 as reported in the Statement of Operations:
Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$(3,721,370)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions
27

Notes to Financial Statements  - continued
traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master
28

Notes to Financial Statements  - continued
Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At October 31, 2022, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
29

Notes to Financial Statements  - continued
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2022, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals, derivative transactions, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 10/31/22	Year ended 10/31/21
Ordinary income (including any short-term capital gains)	$82,777,891	$35,726,050
Long-term capital gains	113,499,167	125,904,064
Total distributions	$196,277,058	$161,630,114
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Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 10/31/22
Cost of investments	$2,434,342,920
Gross appreciation	769,349,660
Gross depreciation	(117,606,944)
Net unrealized appreciation (depreciation)	$651,742,716
Undistributed ordinary income	34,499,036
Undistributed long-term capital gain	171,382,478
Other temporary differences	(210,688)
Total distributable earnings (loss)	$857,413,542
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 10/31/22	Year ended 10/31/21
Class A	$118,840,841	$94,477,039
Class B	2,497,443	2,887,495
Class C	7,663,422	10,265,504
Class I	45,070,737	35,337,329
Class R1	280,651	240,493
Class R2	2,436,847	2,050,092
Class R3	12,473,140	10,618,983
Class R4	1,636,567	1,386,227
Class R6	5,377,410	4,366,952
Total	$196,277,058	$161,630,114
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $3 billion	0.60%
In excess of $3 billion and up to $10 billion	0.55%
In excess of $10 billion	0.50%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at
31

Notes to Financial Statements  - continued
least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until February 29, 2024. For the year ended October 31, 2022, this management fee reduction amounted to $452,576, which is included in the reduction of total expenses in the Statement of Operations.
The management fee incurred for the year ended October 31, 2022 was equivalent to an annual effective rate of 0.58% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $186,966 for the year ended October 31, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 4,888,583
Class B	0.75%	0.25%	1.00%	1.00%	418,275
Class C	0.75%	0.25%	1.00%	1.00%	1,307,288
Class R1	0.75%	0.25%	1.00%	1.00%	51,485
Class R2	0.25%	0.25%	0.50%	0.50%	203,204
Class R3	—	0.25%	0.25%	0.25%	536,523
Total Distribution and Service Fees					$7,405,358
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended October 31, 2022, this rebate amounted to $741, $8, $54, $7, and $33 for Class A, Class B, Class R1, Class R2, and Class R3 shares, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of
32

Notes to Financial Statements  - continued
purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2022, were as follows:
Amount
Class A	$27,222
Class B	15,462
Class C	8,154
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended October 31, 2022, the fee was $528,921, which equated to 0.0164% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,003,971.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2022 was equivalent to an annual effective rate of 0.0155% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended October 31, 2022, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $4,860,325 and $4,763,116, respectively. The sales transactions resulted in net realized gains (losses) of $330,089.
33

Notes to Financial Statements  - continued
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended October 31, 2022, this reimbursement amounted to $164,755, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended October 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $785,288,099 and $723,768,967, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 10/31/22		Year ended 10/31/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	7,478,168	$179,884,785	7,874,900	$180,815,780
Class B	43,661	1,048,357	14,845	335,287
Class C	597,097	14,271,307	513,953	11,949,650
Class I	7,048,453	170,317,492	4,844,245	112,942,915
Class R1	82,864	1,964,491	44,031	1,017,001
Class R2	627,288	14,931,561	348,948	8,065,585
Class R3	2,424,571	58,848,253	915,406	21,468,572
Class R4	352,125	8,538,962	212,326	4,877,568
Class R6	1,488,939	36,258,768	1,163,315	27,227,539
	20,143,166	$486,063,976	15,931,969	$368,699,897
Shares issued to shareholders in reinvestment of distributions
Class A	4,678,261	$111,893,470	3,919,494	$88,691,610
Class B	97,379	2,320,230	116,278	2,605,823
Class C	315,384	7,513,890	451,868	10,123,119
Class I	1,678,213	40,313,039	1,373,518	31,251,843
Class R1	11,825	280,651	10,756	240,493
Class R2	101,968	2,431,781	90,390	2,036,094
Class R3	522,110	12,473,140	469,846	10,618,947
Class R4	61,134	1,463,038	55,445	1,256,825
Class R6	182,369	4,381,030	131,172	2,987,409
	7,648,643	$183,070,269	6,618,767	$149,812,163
34

Notes to Financial Statements  - continued
	Year ended 10/31/22		Year ended 10/31/21
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(10,611,604)	$(254,322,484)	(12,553,103)	$(292,087,220)
Class B	(792,305)	(18,917,727)	(1,037,361)	(23,985,070)
Class C	(2,502,609)	(59,515,715)	(5,513,991)	(124,958,158)
Class I	(5,606,583)	(134,488,508)	(7,059,825)	(164,223,053)
Class R1	(74,865)	(1,771,476)	(83,982)	(1,929,069)
Class R2	(761,616)	(18,145,589)	(617,443)	(14,268,315)
Class R3	(1,679,813)	(40,151,114)	(2,472,316)	(57,585,546)
Class R4	(445,731)	(10,785,473)	(365,253)	(8,494,981)
Class R6	(939,282)	(22,758,715)	(1,533,100)	(35,638,393)
	(23,414,408)	$(560,856,801)	(31,236,374)	$(723,169,805)
Net change
Class A	1,544,825	$37,455,771	(758,709)	$(22,579,830)
Class B	(651,265)	(15,549,140)	(906,238)	(21,043,960)
Class C	(1,590,128)	(37,730,518)	(4,548,170)	(102,885,389)
Class I	3,120,083	76,142,023	(842,062)	(20,028,295)
Class R1	19,824	473,666	(29,195)	(671,575)
Class R2	(32,360)	(782,247)	(178,105)	(4,166,636)
Class R3	1,266,868	31,170,279	(1,087,064)	(25,498,027)
Class R4	(32,472)	(783,473)	(97,482)	(2,360,588)
Class R6	732,026	17,881,083	(238,613)	(5,423,445)
	4,377,401	$108,277,444	(8,685,638)	$(204,657,745)
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an
35

Notes to Financial Statements  - continued
agreed upon spread. For the year ended October 31, 2022, the fund’s commitment fee and interest expense were $12,957 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$21,815,025	$384,382,680	$380,519,423	$(6,751)	$1,581	$25,673,112

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$495,085	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
36

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Utilities Fund and the Board of Trustees of MFS Series Trust VI
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Utilities Fund (the “Fund”) (one of the funds constituting MFS Series Trust VI (the “Trust”)), including the portfolio of investments, as of October 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust VI) at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
37

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
December 15, 2022
38

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of December 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
39

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
40

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
41

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Claud Davis J. Scott Walker
42

Board Review of Investment Advisory Agreement
MFS Utilities Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about
43

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 4th quintile for the one-year period and the 1st quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
44

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $3 billion and $10 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services
45

Board Review of Investment Advisory Agreement - continued
MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
46

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $140,067,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 76.32% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
47

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
48

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
49

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
50

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
October 31, 2022
MFS®  Global Equity Fund
LGE-ANN

MFS® Global Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions, and evolving geopolitical tensions. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. The U.S. Federal Reserve has made it clear that rates must move higher and tighter policy must be sustained to restore price stability and that this will likely bring some pain to households and businesses. Against that backdrop, richly valued, interest rate–sensitive growth equities have been hit particularly hard by rising interest rates. Volatility in fixed income and currency markets has picked up, with fiscal policy missteps in the United Kingdom leading to a crisis of market confidence that ultimately resulted in the ouster of Prime Minister Liz Truss. That episode could forewarn other governments to avoid policy overreach.
There are, however, encouraging signs for the markets. China has modestly relaxed its zero-COVID policy, and cases globally, while numerous, appear to be causing fewer serious illnesses. Meanwhile, unemployment is low and global supply chain bottlenecks are easing, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
December 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
Visa, Inc., “A”	3.2%
Thermo Fisher Scientific, Inc.	3.0%
Roche Holding AG	2.8%
Schneider Electric SE	2.8%
Accenture PLC, “A”	2.6%
Medtronic PLC	2.6%
Honeywell International, Inc.	2.4%
LVMH Moet Hennessy Louis Vuitton SE	2.4%
Nestle S.A.	2.3%
Linde PLC	2.2%
GICS equity sectors (g)
Health Care	19.9%
Industrials	18.6%
Information Technology	15.3%
Consumer Staples	12.5%
Financials	12.0%
Consumer Discretionary	7.5%
Communication Services	7.1%
Materials	6.8%
Equity Warrants (o)	0.0%
Issuer country weightings (x)
United States	56.7%
France	10.8%
Switzerland	8.8%
United Kingdom	6.6%
Canada	4.0%
Germany	3.9%
Netherlands	2.3%
Japan	1.8%
Sweden	1.3%
Other Countries	3.8%
Currency exposure weightings (y)
United States Dollar	59.5%
Euro	20.3%
Swiss Franc	8.8%
British Pound Sterling	6.6%
Japanese Yen	1.8%
Swedish Krona	1.3%
South Korean Won	0.9%
Danish Krone	0.5%
Mexican Peso	0.3%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
2

Portfolio Composition - continued
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of October 31, 2022.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended October 31, 2022, Class A shares of the MFS Global Equity Fund (fund) provided a total return of -20.50%, at net asset value. This compares with a return of -18.48% for the fund’s benchmark, the MSCI World Index (net div).
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain tumult and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-depleting effects on Europe's economy stemming from the invasion, while the Bank of Japan remained on the monetary sidelines, leading to a dramatic weakening of the yen.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and somewhat easier prices for non-energy raw materials were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Relative to the MSCI World Index, the fund’s lack of exposure to the strong-performing energy sector detracted from performance. Within this sector, not owning shares of integrated oil and gas companies Exxon Mobil and Chevron weighed on the fund’s relative results. The share price of Exxon benefited from stronger-than-expected revenue growth, driven by the high energy price environment, better margins in its refining segment and a reduction in the company’s overall debt levels.
4

Management Review - continued
Security selection within the health care, consumer staples and industrials sectors also held back the fund’s relative returns. Within the health care sector, not owning shares of health insurance and Medicare/Medicaid provider UnitedHealth Group dampened relative performance. The share price of UnitedHealth Group advanced on the back of operating margin growth, robust revenue gains in its surgical centers and better-than-expected Medical Loss Ratio (MLR) figures. Additionally, the stronger onboarding of value-based members and a decline in COVID-19 hospitalizations further supported UnitedHealth Group's overall performance. There were no individual securities within the consumer staples sector, either in the fund or benchmark, that were among the fund's top relative detractors for the reporting period. Within the industrials sector, the fund’s overweight position in consumer credit reporting agency Equifax weakened relative performance.
Elsewhere, not owning shares of computer and personal electronics maker Apple, and the fund’s overweight positions in communication services provider Liberty Broadband, cable services provider Comcast, paint and specialty chemicals manufacturer Akzo Nobel (Netherlands), online auctioneer eBay and digital payment technology developer PayPal Holdings, held back the fund’s relative returns. The share price of Apple advanced due to better-than-expected revenue growth, driven by fewer supply chain issues. Despite ongoing component shortages impacting Mac and iPad sales and global currency headwinds, Apple continued to demonstrate the strength of its product ecosystem with broad-based growth. Apple’s iPhone and Services Segment sales remained strong across all regions with revenue growth ahead of estimates.
During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.
Contributors to Performance
Stock selection, and to a lesser extent, an underweight position in both the information technology and consumer discretionary sectors contributed to the fund’s relative performance. Within the information technology sector, not owning shares of weak-performing software giant Microsoft and computer graphics processor maker NVIDIA, and overweight positions in digital payments services provider Visa and financial technology services provider Fiserv, aided relative returns. The share price of Microsoft declined as the company continued to experience decelerating demand for its cloud services and weaker sales of Office and Windows among small and mid-sized businesses. Additionally, foreign currency headwinds, lower order volumes from China, rising interest rates and the ongoing conflict in Ukraine further weighed on Microsoft’s overall results. Within the consumer discretionary sector, not owning shares of internet retailer Amazon.com and electric vehicle manufacturer Tesla benefited relative performance as both stocks underperformed the benchmark. The share price of Amazon.com declined, driven by softening demand as consumer spending trends and the macroeconomic environment continued to worsen.
Elsewhere, not owning shares of weak-performing social networking service provider Meta Platforms, an underweight position in technology company Alphabet, and overweight positions in transcontinental railway operator Canadian Pacific Railway and
5

Management Review - continued
industrial gas supplier Linde, further strengthened the fund’s relative returns. The share price of Meta Platforms declined over rising competition from TikTok, headwinds from Apple's App Tracking Transparency feature and incremental e-commerce and supply chain issues. Additionally, Meta Platform's softer-than-expected outlook for the remainder of the year appeared to have weighed on the stock price, reflecting uncertain macroeconomic conditions and further weakening of online advertising demand.
Respectfully,
Portfolio Manager(s)
Ryan McAllister and Roger Morley
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
6

Performance Summary THROUGH 10/31/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
7

Performance Summary  - continued
Total Returns through 10/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	9/07/93	(20.50)%	4.75%	8.36%
B	12/29/86	(21.09)%	3.97%	7.55%
C	1/03/94	(21.09)%	3.97%	7.55%
I	1/02/97	(20.30)%	5.01%	8.63%
R1	4/01/05	(21.09)%	3.96%	7.55%
R2	10/31/03	(20.70)%	4.48%	8.09%
R3	4/01/05	(20.50)%	4.75%	8.36%
R4	4/01/05	(20.29)%	5.01%	8.63%
R6	6/01/12	(20.22)%	5.11%	8.72%
Comparative benchmark(s)

MSCI World Index (net div) (f)	(18.48)%	6.37%	8.94%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(25.07)%	3.52%	7.72%
B With CDSC (Declining over six years from 4% to 0%) (v)	(24.08)%	3.62%	7.55%
C With CDSC (1% for 12 months) (v)	(21.84)%	3.97%	7.55%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
MSCI World Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
8

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
9

Expense Table
Fund expenses borne by the shareholders during the period,
May 1, 2022 through October 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
10

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/22	Ending Account Value 10/31/22	Expenses Paid During Period (p) 5/01/22-10/31/22
A	Actual	1.16%	$1,000.00	$911.04	$5.59
	Hypothetical (h)	1.16%	$1,000.00	$1,019.36	$5.90
B	Actual	1.92%	$1,000.00	$907.81	$9.23
	Hypothetical (h)	1.92%	$1,000.00	$1,015.53	$9.75
C	Actual	1.92%	$1,000.00	$907.68	$9.23
	Hypothetical (h)	1.92%	$1,000.00	$1,015.53	$9.75
I	Actual	0.91%	$1,000.00	$912.35	$4.39
	Hypothetical (h)	0.91%	$1,000.00	$1,020.62	$4.63
R1	Actual	1.92%	$1,000.00	$907.76	$9.23
	Hypothetical (h)	1.92%	$1,000.00	$1,015.53	$9.75
R2	Actual	1.42%	$1,000.00	$909.95	$6.84
	Hypothetical (h)	1.42%	$1,000.00	$1,018.05	$7.22
R3	Actual	1.16%	$1,000.00	$911.16	$5.59
	Hypothetical (h)	1.16%	$1,000.00	$1,019.36	$5.90
R4	Actual	0.91%	$1,000.00	$912.43	$4.39
	Hypothetical (h)	0.91%	$1,000.00	$1,020.62	$4.63
R6	Actual	0.82%	$1,000.00	$912.80	$3.95
	Hypothetical (h)	0.82%	$1,000.00	$1,021.07	$4.18
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
11

Portfolio of Investments
10/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.7%
Aerospace & Defense – 3.2%
Honeywell International, Inc.	308,220	$62,883,045
MTU Aero Engines Holding AG	61,624	11,038,110
Rolls-Royce Holdings PLC (a)	11,146,404	9,989,677
		$83,910,832
Airlines – 0.7%
Aena S.A. (a)	162,820	$19,172,053
Alcoholic Beverages – 5.4%
Carlsberg Group	109,246	$12,875,841
Diageo PLC	1,301,855	53,716,965
Heineken N.V.	436,921	36,529,195
Pernod Ricard S.A.	211,183	37,086,274
		$140,208,275
Apparel Manufacturers – 4.4%
Burberry Group PLC	838,066	$17,443,858
Compagnie Financiere Richemont S.A.	372,650	36,448,136
LVMH Moet Hennessy Louis Vuitton SE	96,764	61,105,668
		$114,997,662
Automotive – 0.4%
Aptiv PLC (a)	109,134	$9,938,833
Broadcasting – 2.4%
Omnicom Group, Inc.	98,790	$7,186,973
Walt Disney Co. (a)	364,711	38,856,310
WPP Group PLC	1,747,058	15,347,010
		$61,390,293
Brokerage & Asset Managers – 3.2%
Charles Schwab Corp.	648,663	$51,678,981
Deutsche Boerse AG	86,044	14,000,681
London Stock Exchange Group PLC	184,768	16,031,744
		$81,711,406
Business Services – 9.5%
Accenture PLC, “A”	239,199	$67,908,596
Adecco S.A.	194,021	6,072,420
Brenntag AG	178,800	10,856,393
Cognizant Technology Solutions Corp., “A”	434,289	27,034,490
Compass Group PLC	671,154	14,135,163
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Business Services – continued
Equifax, Inc.	178,464	$30,256,787
Fidelity National Information Services, Inc.	459,378	38,123,780
Fiserv, Inc. (a)	389,707	40,038,497
PayPal Holdings, Inc. (a)	143,229	11,971,080
		$246,397,206
Cable TV – 2.2%
Comcast Corp., “A”	1,796,871	$57,032,686
Chemicals – 2.2%
3M Co.	231,932	$29,174,726
PPG Industries, Inc.	250,149	28,562,013
		$57,736,739
Computer Software – 2.9%
Check Point Software Technologies Ltd. (a)	217,021	$28,045,624
Oracle Corp.	606,325	47,335,793
		$75,381,417
Computer Software - Systems – 0.9%
Samsung Electronics Co. Ltd.	536,669	$22,316,577
Construction – 0.6%
Otis Worldwide Corp.	204,723	$14,461,633
Consumer Products – 4.6%
Colgate-Palmolive Co.	212,588	$15,697,498
Essity AB	1,614,071	34,119,858
International Flavors & Fragrances, Inc.	347,902	33,958,714
Reckitt Benckiser Group PLC	535,286	35,481,454
		$119,257,524
Electrical Equipment – 4.6%
Amphenol Corp., “A”	259,318	$19,664,084
Legrand S.A.	375,580	28,631,817
Schneider Electric SE	564,973	71,611,992
		$119,907,893
Electronics – 1.0%
Hoya Corp.	128,100	$11,953,243
Microchip Technology, Inc.	214,112	13,219,275
		$25,172,518
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Food & Beverages – 3.8%
Danone S.A.	792,696	$39,435,441
Nestle S.A.	553,413	60,262,799
		$99,698,240
Gaming & Lodging – 1.0%
Marriott International, Inc., “A”	107,199	$17,163,632
Whitbread PLC	335,414	9,893,269
		$27,056,901
Insurance – 3.2%
Aon PLC	133,451	$37,565,122
Willis Towers Watson PLC	203,104	44,319,324
		$81,884,446
Internet – 1.9%
Alphabet, Inc., “A” (a)	337,454	$31,892,778
eBay, Inc.	462,399	18,421,976
		$50,314,754
Machinery & Tools – 1.2%
Carrier Global Corp.	175,158	$6,964,282
Kubota Corp.	1,801,800	25,161,826
		$32,126,108
Major Banks – 3.6%
Erste Group Bank AG	333,624	$8,229,410
Goldman Sachs Group, Inc.	162,631	56,028,006
UBS AG	1,892,761	30,035,424
		$94,292,840
Medical Equipment – 14.1%
Abbott Laboratories	389,754	$38,562,261
Boston Scientific Corp. (a)	1,040,623	44,861,258
Cooper Cos., Inc.	77,262	21,122,658
EssilorLuxottica	66,486	10,535,763
Medtronic PLC	766,986	66,988,557
Olympus Corp.	502,000	10,600,760
Sonova Holding AG	51,146	12,089,937
Stryker Corp.	210,274	48,203,212
Thermo Fisher Scientific, Inc.	153,651	78,972,004
Waters Corp. (a)	74,538	22,299,533
Zimmer Biomet Holdings, Inc.	112,051	12,700,981
		$366,936,924
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – 5.2%
American Express Co.	230,861	$34,271,315
Grupo Financiero Banorte S.A. de C.V.	1,067,984	8,681,109
Julius Baer Group Ltd.	206,144	9,875,396
Visa, Inc., “A”	399,579	82,776,786
		$135,604,606
Pharmaceuticals – 5.3%
Bayer AG	566,769	$29,809,026
Merck KGaA	215,549	35,147,689
Roche Holding AG	219,609	72,932,514
		$137,889,229
Printing & Publishing – 0.1%
Wolters Kluwer N.V.	24,096	$2,561,074
Railroad & Shipping – 4.9%
Canadian National Railway Co.	403,727	$47,817,426
Canadian Pacific Railway Ltd.	750,930	55,936,776
Union Pacific Corp.	121,031	23,860,051
		$127,614,253
Specialty Chemicals – 4.4%
Akzo Nobel N.V.	336,678	$20,775,164
L'Air Liquide S.A.	172,815	22,594,779
Linde PLC	192,289	57,512,460
Linde PLC	41,734	12,409,605
		$113,292,008
Specialty Stores – 0.4%
Hermes International	7,341	$9,507,341
Telecommunications - Wireless – 1.3%
Liberty Broadband Corp. (a)	404,535	$34,154,890
Trucking – 1.1%
United Parcel Service, Inc., “B”	162,762	$27,306,581
Total Common Stocks (Identified Cost, $1,629,190,227)		$2,589,233,742

	Strike Price	First Exercise
Warrants – 0.0%
Apparel Manufacturers – 0.0%
Compagnie Financiere Richemont S.A. (1 share for 2 warrants, Expiration 12/04/23) (a) (Identified Cost, $0)	CHF 67.00	11/20/23	846,954	$414,448

15

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 0.3%
Money Market Funds – 0.3%
MFS Institutional Money Market Portfolio, 3.02% (v) (Identified Cost, $8,194,315)	8,194,315	$8,194,315

Other Assets, Less Liabilities – 0.0%		1,074,621
Net Assets – 100.0%		$2,598,917,126

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $8,194,315 and $2,589,648,190, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CHF	Swiss Franc
See Notes to Financial Statements
16

Financial Statements
Statement of Assets and Liabilities
At 10/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $1,629,190,227)	$2,589,648,190
Investments in affiliated issuers, at value (identified cost, $8,194,315)	8,194,315
Receivables for
Fund shares sold	2,355,577
Dividends	8,849,814
Other assets	17
Total assets	$2,609,047,913
Liabilities
Payable to custodian	$5,318
Payables for
Fund shares reacquired	9,050,561
Payable to affiliates
Investment adviser	220,765
Administrative services fee	4,350
Shareholder servicing costs	584,082
Distribution and service fees	29,356
Payable for independent Trustees' compensation	3,430
Accrued expenses and other liabilities	232,925
Total liabilities	$10,130,787
Net assets	$2,598,917,126
Net assets consist of
Paid-in capital	$1,427,424,609
Total distributable earnings (loss)	1,171,492,517
Net assets	$2,598,917,126
Shares of beneficial interest outstanding	55,745,614
17

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$649,694,707	14,159,606	$45.88
Class B	7,438,632	179,857	41.36
Class C	66,875,463	1,704,691	39.23
Class I	946,778,121	19,989,540	47.36
Class R1	1,260,260	31,236	40.35
Class R2	24,651,978	555,703	44.36
Class R3	66,160,135	1,452,831	45.54
Class R4	70,784,230	1,533,526	46.16
Class R6	765,273,600	16,138,624	47.42

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $48.68 [100 / 94.25 x $45.88]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
18

Financial Statements
Statement of Operations
Year ended 10/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$51,118,717
Dividends from affiliated issuers	80,004
Income on securities loaned	62,114
Other	11
Foreign taxes withheld	(3,355,319)
Total investment income	$47,905,527
Expenses
Management fee	$23,538,971
Distribution and service fees	3,225,560
Shareholder servicing costs	2,317,972
Administrative services fee	473,926
Independent Trustees' compensation	44,559
Custodian fee	299,709
Shareholder communications	173,383
Audit and tax fees	67,414
Legal fees	11,944
Miscellaneous	275,699
Total expenses	$30,429,137
Fees paid indirectly	(1,340)
Reduction of expenses by investment adviser and distributor	(432,586)
Net expenses	$29,995,211
Net investment income (loss)	$17,910,316
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$245,747,379
Foreign currency	(208,758)
Net realized gain (loss)	$245,538,621
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(971,781,610)
Translation of assets and liabilities in foreign currencies	(922,605)
Net unrealized gain (loss)	$(972,704,215)
Net realized and unrealized gain (loss)	$(727,165,594)
Change in net assets from operations	$(709,255,278)
See Notes to Financial Statements
19

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	10/31/22	10/31/21
Change in net assets
From operations
Net investment income (loss)	$17,910,316	$16,523,183
Net realized gain (loss)	245,538,621	186,811,954
Net unrealized gain (loss)	(972,704,215)	863,637,517
Change in net assets from operations	$(709,255,278)	$1,066,972,654
Total distributions to shareholders	$(184,733,937)	$(81,529,939)
Change in net assets from fund share transactions	$(324,546,706)	$(30,794,218)
Total change in net assets	$(1,218,535,921)	$954,648,497
Net assets
At beginning of period	3,817,453,047	2,862,804,550
At end of period	$2,598,917,126	$3,817,453,047
See Notes to Financial Statements
20

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$60.75	$45.22	$45.79	$41.44	$43.43
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.17	$0.25	$0.42	$0.40
Net realized and unrealized gain (loss)	(12.07)	16.60	0.16(g)	6.10	(1.23)
Total from investment operations	$(11.85)	$16.77	$0.41	$6.52	$(0.83)
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.23)	$(0.45)	$(0.42)	$(0.29)
From net realized gain	(2.84)	(1.01)	(0.53)	(1.75)	(0.87)
Total distributions declared to shareholders	$(3.02)	$(1.24)	$(0.98)	$(2.17)	$(1.16)
Net asset value, end of period (x)	$45.88	$60.75	$45.22	$45.79	$41.44
Total return (%) (r)(s)(t)(x)	(20.50)	37.58	0.83	16.67	(1.99)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.14	1.16	1.17	1.16
Expenses after expense reductions (f)	1.15	1.13	1.15	1.15	1.15
Net investment income (loss)	0.42	0.29	0.55	0.98	0.91
Portfolio turnover	8	10	9	7	12
Net assets at end of period (000 omitted)	$649,695	$857,804	$667,074	$721,141	$671,000
See Notes to Financial Statements
21

Financial Highlights – continued
Class B	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$55.28	$41.35	$41.93	$38.09	$40.03
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.17)	$(0.23)	$(0.09)	$0.10	$0.06
Net realized and unrealized gain (loss)	(10.91)	15.17	0.15(g)	5.60	(1.12)
Total from investment operations	$(11.08)	$14.94	$0.06	$5.70	$(1.06)
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.11)	$(0.11)	$(0.01)
From net realized gain	(2.84)	(1.01)	(0.53)	(1.75)	(0.87)
Total distributions declared to shareholders	$(2.84)	$(1.01)	$(0.64)	$(1.86)	$(0.88)
Net asset value, end of period (x)	$41.36	$55.28	$41.35	$41.93	$38.09
Total return (%) (r)(s)(t)(x)	(21.09)	36.56	0.08	15.79	(2.73)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.91	1.89	1.91	1.92	1.91
Expenses after expense reductions (f)	1.90	1.87	1.90	1.91	1.90
Net investment income (loss)	(0.36)	(0.45)	(0.21)	0.24	0.15
Portfolio turnover	8	10	9	7	12
Net assets at end of period (000 omitted)	$7,439	$15,166	$15,902	$22,592	$24,726

Class C	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$52.58	$39.38	$40.00	$36.44	$38.35
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.15)	$(0.22)	$(0.08)	$0.09	$0.06
Net realized and unrealized gain (loss)	(10.36)	14.43	0.14(g)	5.34	(1.07)
Total from investment operations	$(10.51)	$14.21	$0.06	$5.43	$(1.01)
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.15)	$(0.12)	$(0.03)
From net realized gain	(2.84)	(1.01)	(0.53)	(1.75)	(0.87)
Total distributions declared to shareholders	$(2.84)	$(1.01)	$(0.68)	$(1.87)	$(0.90)
Net asset value, end of period (x)	$39.23	$52.58	$39.38	$40.00	$36.44
Total return (%) (r)(s)(t)(x)	(21.09)	36.54	0.09	15.78	(2.72)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.91	1.89	1.91	1.92	1.91
Expenses after expense reductions (f)	1.90	1.87	1.90	1.91	1.90
Net investment income (loss)	(0.35)	(0.46)	(0.19)	0.23	0.16
Portfolio turnover	8	10	9	7	12
Net assets at end of period (000 omitted)	$66,875	$112,939	$110,351	$143,769	$149,669
See Notes to Financial Statements
22

Financial Highlights – continued
Class I	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$62.59	$46.55	$47.09	$42.57	$44.58
Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.31	$0.37	$0.53	$0.52
Net realized and unrealized gain (loss)	(12.45)	17.08	0.18(g)	6.27	(1.27)
Total from investment operations	$(12.09)	$17.39	$0.55	$6.80	$(0.75)
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.34)	$(0.56)	$(0.53)	$(0.39)
From net realized gain	(2.84)	(1.01)	(0.53)	(1.75)	(0.87)
Total distributions declared to shareholders	$(3.14)	$(1.35)	$(1.09)	$(2.28)	$(1.26)
Net asset value, end of period (x)	$47.36	$62.59	$46.55	$47.09	$42.57
Total return (%) (r)(s)(t)(x)	(20.30)	37.91	1.10	16.94	(1.76)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	0.89	0.91	0.92	0.91
Expenses after expense reductions (f)	0.90	0.88	0.90	0.91	0.90
Net investment income (loss)	0.67	0.53	0.80	1.21	1.17
Portfolio turnover	8	10	9	7	12
Net assets at end of period (000 omitted)	$946,778	$1,245,750	$908,819	$947,284	$935,292
See Notes to Financial Statements
23

Financial Highlights – continued
Class R1	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$54.00	$40.41	$40.97	$37.25	$39.18
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.17)	$(0.23)	$(0.09)	$0.09	$0.06
Net realized and unrealized gain (loss)	(10.64)	14.83	0.15(g)	5.47	(1.09)
Total from investment operations	$(10.81)	$14.60	$0.06	$5.56	$(1.03)
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.09)	$(0.09)	$(0.03)
From net realized gain	(2.84)	(1.01)	(0.53)	(1.75)	(0.87)
Total distributions declared to shareholders	$(2.84)	$(1.01)	$(0.62)	$(1.84)	$(0.90)
Net asset value, end of period (x)	$40.35	$54.00	$40.41	$40.97	$37.25
Total return (%) (r)(s)(t)(x)	(21.09)	36.57	0.08	15.77	(2.73)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.91	1.89	1.91	1.92	1.91
Expenses after expense reductions (f)	1.90	1.87	1.90	1.91	1.90
Net investment income (loss)	(0.36)	(0.46)	(0.23)	0.22	0.16
Portfolio turnover	8	10	9	7	12
Net assets at end of period (000 omitted)	$1,260	$2,081	$1,556	$2,485	$2,538

Class R2	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$58.85	$43.83	$44.38	$40.21	$42.16
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.02	$0.13	$0.31	$0.28
Net realized and unrealized gain (loss)	(11.68)	16.09	0.16(g)	5.91	(1.19)
Total from investment operations	$(11.60)	$16.11	$0.29	$6.22	$(0.91)
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.08)	$(0.31)	$(0.30)	$(0.17)
From net realized gain	(2.84)	(1.01)	(0.53)	(1.75)	(0.87)
Total distributions declared to shareholders	$(2.89)	$(1.09)	$(0.84)	$(2.05)	$(1.04)
Net asset value, end of period (x)	$44.36	$58.85	$43.83	$44.38	$40.21
Total return (%) (r)(s)(t)(x)	(20.70)	37.22	0.59	16.36	(2.24)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.41	1.39	1.41	1.42	1.41
Expenses after expense reductions (f)	1.40	1.38	1.40	1.41	1.40
Net investment income (loss)	0.16	0.04	0.30	0.76	0.66
Portfolio turnover	8	10	9	7	12
Net assets at end of period (000 omitted)	$24,652	$36,791	$27,772	$37,042	$40,944
See Notes to Financial Statements
24

Financial Highlights – continued
Class R3	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$60.32	$44.89	$45.46	$41.16	$43.14
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.16	$0.24	$0.41	$0.39
Net realized and unrealized gain (loss)	(11.97)	16.49	0.17(g)	6.06	(1.21)
Total from investment operations	$(11.76)	$16.65	$0.41	$6.47	$(0.82)
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.21)	$(0.45)	$(0.42)	$(0.29)
From net realized gain	(2.84)	(1.01)	(0.53)	(1.75)	(0.87)
Total distributions declared to shareholders	$(3.02)	$(1.22)	$(0.98)	$(2.17)	$(1.16)
Net asset value, end of period (x)	$45.54	$60.32	$44.89	$45.46	$41.16
Total return (%) (r)(s)(t)(x)	(20.50)	37.60	0.83	16.65	(2.00)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.14	1.16	1.17	1.16
Expenses after expense reductions (f)	1.15	1.13	1.15	1.16	1.15
Net investment income (loss)	0.41	0.29	0.54	0.97	0.90
Portfolio turnover	8	10	9	7	12
Net assets at end of period (000 omitted)	$66,160	$88,285	$70,852	$91,019	$90,003

Class R4	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$61.08	$45.44	$45.98	$41.63	$43.62
Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.30	$0.36	$0.54	$0.51
Net realized and unrealized gain (loss)	(12.13)	16.69	0.17(g)	6.09	(1.23)
Total from investment operations	$(11.78)	$16.99	$0.53	$6.63	$(0.72)
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.34)	$(0.54)	$(0.53)	$(0.40)
From net realized gain	(2.84)	(1.01)	(0.53)	(1.75)	(0.87)
Total distributions declared to shareholders	$(3.14)	$(1.35)	$(1.07)	$(2.28)	$(1.27)
Net asset value, end of period (x)	$46.16	$61.08	$45.44	$45.98	$41.63
Total return (%) (r)(s)(t)(x)	(20.29)	37.94	1.09	16.93	(1.75)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	0.89	0.91	0.92	0.91
Expenses after expense reductions (f)	0.90	0.88	0.90	0.91	0.90
Net investment income (loss)	0.67	0.53	0.80	1.25	1.16
Portfolio turnover	8	10	9	7	12
Net assets at end of period (000 omitted)	$70,784	$95,164	$84,424	$97,861	$136,066
See Notes to Financial Statements
25

Financial Highlights – continued
Class R6	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$62.65	$46.58	$47.13	$42.61	$44.61
Income (loss) from investment operations
Net investment income (loss) (d)	$0.39	$0.36	$0.41	$0.59	$0.54
Net realized and unrealized gain (loss)	(12.43)	17.11	0.17(g)	6.26	(1.24)
Total from investment operations	$(12.04)	$17.47	$0.58	$6.85	$(0.70)
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.39)	$(0.60)	$(0.58)	$(0.43)
From net realized gain	(2.84)	(1.01)	(0.53)	(1.75)	(0.87)
Total distributions declared to shareholders	$(3.19)	$(1.40)	$(1.13)	$(2.33)	$(1.30)
Net asset value, end of period (x)	$47.42	$62.65	$46.58	$47.13	$42.61
Total return (%) (r)(s)(t)(x)	(20.22)	38.06	1.17	17.07	(1.66)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.80	0.82	0.83	0.81
Expenses after expense reductions (f)	0.80	0.78	0.81	0.82	0.80
Net investment income (loss)	0.73	0.63	0.89	1.35	1.20
Portfolio turnover	8	10	9	7	12
Net assets at end of period (000 omitted)	$765,274	$1,363,474	$976,055	$923,304	$809,357

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
26

Notes to Financial Statements
(1) Business and Organization
MFS Global Equity Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
In June 2022, the FASB issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”), which affects all entities that have investments in equity securities measured at fair value that are subject to contractual sale restrictions. ASU 2022-03 clarifies that a contractual restriction on the sale of an equity security is a characteristic of the reporting entity holding the equity security rather than a characteristic of the asset and, therefore, is not considered in measuring the fair value of the equity security. The fund decided to early adopt ASU 2022-03 effective as of June 30, 2022 as the guidance in ASU 2022-03 was consistent with the fund’s existing practices for fair value measurement.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
27

Notes to Financial Statements  - continued
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same
28

Notes to Financial Statements  - continued
investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of October 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,463,341,066	$—	$—	$1,463,341,066
France	280,509,075	—	—	280,509,075
Switzerland	228,131,074	—	—	228,131,074
United Kingdom	172,039,140	—	—	172,039,140
Canada	103,754,202	—	—	103,754,202
Germany	100,851,899	—	—	100,851,899
Netherlands	59,865,433	—	—	59,865,433
Japan	47,715,829	—	—	47,715,829
Sweden	34,119,858	—	—	34,119,858
Other Countries	77,004,037	22,316,577	—	99,320,614
Mutual Funds	8,194,315	—	—	8,194,315
Total	$2,575,525,928	$22,316,577	$—	$2,597,842,505
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related
29

Notes to Financial Statements  - continued
securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At October 31, 2022, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2022, is shown as a reduction of total expenses in the Statement of Operations.
30

Notes to Financial Statements  - continued
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 10/31/22	Year ended 10/31/21
Ordinary income (including any short-term capital gains)	$19,789,607	$19,000,381
Long-term capital gains	164,944,330	62,529,558
Total distributions	$184,733,937	$81,529,939
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 10/31/22
Cost of investments	$1,651,363,606
Gross appreciation	1,098,075,226
Gross depreciation	(151,596,327)
Net unrealized appreciation (depreciation)	$946,478,899
Undistributed ordinary income	17,125,305
Undistributed long-term capital gain	208,537,055
Other temporary differences	(648,742)
Total distributable earnings (loss)	$1,171,492,517
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to
31

Notes to Financial Statements  - continued
shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 10/31/22	Year ended 10/31/21
Class A	$42,467,364	$18,069,813
Class B	742,277	379,523
Class C	5,994,793	2,775,096
Class I	62,197,001	26,343,700
Class R1	109,269	38,933
Class R2	1,785,958	669,457
Class R3	4,368,531	1,864,571
Class R4	4,886,283	2,144,683
Class R6	62,182,461	29,244,163
Total	$184,733,937	$81,529,939
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.75%
In excess of $2 billion and up to $5 billion	0.65%
In excess of $5 billion	0.60%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until February 29, 2024. For the year ended October 31, 2022, this management fee reduction amounted to $432,049, which is included in the reduction of total expenses in the Statement of Operations.
The management fee incurred for the year ended October 31, 2022 was equivalent to an annual effective rate of 0.75% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $75,736 for the year ended October 31, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
32

Notes to Financial Statements  - continued
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 1,872,416
Class B	0.75%	0.25%	1.00%	1.00%	108,092
Class C	0.75%	0.25%	1.00%	1.00%	886,724
Class R1	0.75%	0.25%	1.00%	1.00%	16,706
Class R2	0.25%	0.25%	0.50%	0.50%	150,746
Class R3	—	0.25%	0.25%	0.25%	190,876
Total Distribution and Service Fees					$3,225,560
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended October 31, 2022, this rebate amounted to $503, $16, $3, and $15 for Class A, Class B, Class C, and Class R2 shares, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2022, were as follows:
Amount
Class A	$3,604
Class B	8,366
Class C	4,886
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended October 31, 2022, the fee was $228,269, which equated to 0.0074% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing
33

Notes to Financial Statements  - continued
costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,089,703.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2022 was equivalent to an annual effective rate of 0.0154% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $262 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended October 31, 2022. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $3,296 at October 31, 2022, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended October 31, 2022, the fund engaged in sale transactions pursuant to this policy, which amounted to $3,837,846. The sales transactions resulted in net realized gains (losses) of $795,818.
(4) Portfolio Securities
For the year ended October 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $242,220,082 and $740,505,484, respectively.
34

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 10/31/22		Year ended 10/31/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,598,114	$83,819,854	1,775,292	$99,973,867
Class B	723	36,283	2,428	120,744
Class C	129,420	5,937,150	175,401	8,503,213
Class I	4,668,176	247,307,932	4,491,898	262,991,444
Class R1	7,916	345,974	2,992	149,109
Class R2	121,943	6,225,015	200,658	10,698,239
Class R3	352,981	18,279,571	360,080	19,887,781
Class R4	204,357	10,632,175	253,665	14,349,731
Class R6	4,027,793	214,466,893	4,956,206	289,184,502
	11,111,423	$587,050,847	12,218,620	$705,858,630
Shares issued to shareholders in reinvestment of distributions
Class A	684,451	$39,129,987	326,776	$16,721,145
Class B	13,838	717,887	7,844	367,633
Class C	114,666	5,642,648	58,709	2,617,845
Class I	972,259	57,246,629	462,774	24,341,891
Class R1	2,159	109,269	850	38,933
Class R2	31,891	1,766,786	13,177	654,619
Class R3	76,992	4,368,531	36,697	1,864,571
Class R4	83,542	4,793,659	40,089	2,057,798
Class R6	1,012,072	59,611,019	533,533	28,069,162
	2,991,870	$173,386,415	1,480,449	$76,733,597
Shares reacquired
Class A	(2,242,147)	$(115,135,541)	(2,733,635)	$(155,336,243)
Class B	(109,056)	(5,147,616)	(120,501)	(6,250,746)
Class C	(687,244)	(30,353,116)	(888,750)	(43,001,502)
Class I	(5,553,460)	(291,363,232)	(4,577,295)	(263,218,385)
Class R1	(17,376)	(780,110)	(3,798)	(194,160)
Class R2	(223,278)	(11,264,562)	(222,391)	(12,159,216)
Class R3	(440,771)	(22,596,576)	(511,349)	(28,176,012)
Class R4	(312,394)	(15,826,474)	(593,510)	(32,317,749)
Class R6	(10,664,146)	(592,516,741)	(4,679,404)	(272,732,432)
	(20,249,872)	$(1,084,983,968)	(14,330,633)	$(813,386,445)
35

Notes to Financial Statements  - continued
	Year ended 10/31/22		Year ended 10/31/21
	Shares	Amount	Shares	Amount
Net change
Class A	40,418	$7,814,300	(631,567)	$(38,641,231)
Class B	(94,495)	(4,393,446)	(110,229)	(5,762,369)
Class C	(443,158)	(18,773,318)	(654,640)	(31,880,444)
Class I	86,975	13,191,329	377,377	24,114,950
Class R1	(7,301)	(324,867)	44	(6,118)
Class R2	(69,444)	(3,272,761)	(8,556)	(806,358)
Class R3	(10,798)	51,526	(114,572)	(6,423,660)
Class R4	(24,495)	(400,640)	(299,756)	(15,910,220)
Class R6	(5,624,281)	(318,438,829)	810,335	44,521,232
	(6,146,579)	$(324,546,706)	(631,564)	$(30,794,218)
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended October 31, 2022, the fund’s commitment fee and interest expense were $13,287 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$7,189,905	$399,970,684	$398,966,274	$—	$—	$8,194,315
36

Notes to Financial Statements  - continued
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$80,004	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
37

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Global Equity Fund and the Board of Trustees of
MFS Series Trust VI
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Global Equity Fund (the “Fund”) (one of the funds constituting MFS Series Trust VI (the “Trust”)), including the portfolio of investments, as of October 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust VI) at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
38

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
December 15, 2022
39

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of December 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
40

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
41

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
42

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Ryan McAllister Roger Morley
43

Board Review of Investment Advisory Agreement
MFS Global Equity Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about
44

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 3rd quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
45

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2 billion and $5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services
46

Board Review of Investment Advisory Agreement - continued
MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
47

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $226,934,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 76.89% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
48

Federal Tax Information (unaudited) - continued
Income derived from foreign sources was $33,516,066. The fund intends to pass through foreign tax credits of $3,287,722 for the fiscal year.
49

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
50

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
51

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
October 31, 2022
MFS®  Global Total
Return Fund
MWT-ANN

MFS® Global Total
Return Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions, and evolving geopolitical tensions. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. The U.S. Federal Reserve has made it clear that rates must move higher and tighter policy must be sustained to restore price stability and that this will likely bring some pain to households and businesses. Against that backdrop, richly valued, interest rate–sensitive growth equities have been hit particularly hard by rising interest rates. Volatility in fixed income and currency markets has picked up, with fiscal policy missteps in the United Kingdom leading to a crisis of market confidence that ultimately resulted in the ouster of Prime Minister Liz Truss. That episode could forewarn other governments to avoid policy overreach.
There are, however, encouraging signs for the markets. China has modestly relaxed its zero-COVID policy, and cases globally, while numerous, appear to be causing fewer serious illnesses. Meanwhile, unemployment is low and global supply chain bottlenecks are easing, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
December 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure (i)
Top ten holdings (i)
U.S. Treasury Note 2 yr Future - DEC 2022	2.5%
People’s Republic of China, 3.03%, 3/11/2026	2.1%
Canadian Treasury Bond 10 yr Future - DEC 2022	2.0%
Johnson & Johnson	1.7%
Roche Holding AG	1.6%
Merck & Co., Inc.	1.4%
U.S. Treasury Ultra Note 10 yr Future - DEC 2022	1.4%
Canadian Treasury Bond 5 yr Future - DEC 2022	(1.3)%
U.S. Treasury Note 10 yr Future - DEC 2022	(1.7)%
U.S. Treasury Note 5 yr Future - DEC 2022	(3.9)%
Composition including fixed income credit quality (a)(i)
AAA	3.9%
AA	4.8%
A	9.6%
BBB	10.7%
BB	0.4%
U.S. Government	2.5%
Federal Agencies	3.8%
Not Rated	(1.1)%
Non-Fixed Income	60.1%
Cash & Cash Equivalents	2.4%
Other	2.9%
GICS equity sectors (g)
Financials	13.2%
Health Care	10.0%
Industrials	9.4%
Consumer Staples	7.0%
Information Technology	6.4%
Communication Services	3.6%
Consumer Discretionary	2.8%
Energy	2.8%
Materials	2.7%
Utilities	1.7%
Real Estate	0.4%
Convertible Debt	0.1%

Portfolio Composition - continued
Fixed income sectors (i)
Investment Grade Corporates	10.5%
Non-U.S. Government Bonds	7.8%
Emerging Markets Bonds	7.7%
Mortgage-Backed Securities	3.8%
Collateralized Debt Obligations	1.6%
Commercial Mortgage-Backed Securities	1.3%
Asset-Backed Securities	0.4%
Municipal Bonds	0.7%
High Yield Corporates	0.4%
U.S. Government Agencies (o)	0.0%
U.S. Treasury Securities	0.4%
Issuer country weightings (i)(x)
United States	54.1%
Japan	6.5%
United Kingdom	5.0%
Canada	4.1%
France	4.0%
Switzerland	4.0%
China	3.7%
Germany	3.6%
South Korea	2.5%
Other Countries	12.5%
Currency exposure weightings (i)(y)
United States Dollar	55.9%
Euro	15.2%
Japanese Yen	8.0%
British Pound Sterling	4.5%
Swiss Franc	3.8%
Canadian Dollar	2.9%
Chinese Renminbi	2.6%
Singapore Dollar	1.5%
South Korean Won	0.8%
Other Currencies	4.8%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities.
Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives), ETFs, and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

Portfolio Composition - continued
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of October 31, 2022.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended October 31, 2022, Class A shares of the MFS Global Total Return Fund (fund) provided a total return of -14.74%, at net asset value. This compares with returns of -18.48% and -20.79% for the fund’s benchmarks, the MSCI World Index (net div) and the Bloomberg Global Aggregate Index (Bloomberg Index), respectively. The fund’s other benchmark, the MFS Global Total Return Blended Index (Blended Index), generated a total return of -19.20%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain tumult and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-depleting effects on Europe's economy stemming from the invasion, while the Bank of Japan remained on the monetary sidelines, leading to a dramatic weakening of the yen.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and somewhat easier prices for non-energy raw materials were supportive factors for the macroeconomic backdrop.

Management Review - continued
Contributors to Performance
Within the equity portion of the fund, stock selection and, to a lesser extent, an underweight position in the communication services sector contributed to the fund's performance relative to the MSCI World Index. Within this sector, avoiding shares of weak-performing social networking service provider Meta Platforms, and an underweight position in technology company Alphabet, benefited the fund’s relative performance. Although Meta Platforms’ revenue and earnings per share results were better than feared, management's softer-than-expected outlook for the remainder of the year appeared to have weighed on the stock price, reflecting uncertain macroeconomic conditions and further weakening of online advertising demand.
Stock selection and an overweight position in the health care sector also strengthened relative performance, driven by the fund's overweight positions in pharmaceutical company Merck, diversified medical products maker Johnson & Johnson, global health services provider Cigna and health services company McKesson. The stock price of Merck rose as the company’s earnings per share and revenue results exceeded expectations, driven by robust sales of Gardasil, Lagevrio and Keytruda. Lower-than-expected selling, general, administrative, and research and development expenses further aided Merck’s outperformance.
An underweight position in the consumer discretionary sector aided relative results, led by the fund not owning shares of underperforming internet retailer Amazon.com. Despite the company's solid operational performance, the stock price of Amazon.com declined as technology stocks came under pressure due to a combination of rising interest rates and a shift away from growth stocks to more defensive stocks amid a global market drop and uncertain macroeconomic conditions.
Stocks in other sectors that further contributed to relative results included the fund's overweight positions in oil and gas company ConocoPhillips, global food company General Mills and global integrated energy company Hess.
Within the fixed income portion of the fund, the fund's shorter duration(d) stance to both the Canadian and US yield curves(y), supported performance relative to the Bloomberg Index as interest rates rose over the reporting period. Additionally, bond selection within emerging markets strengthened relative results.
Detractors from Performance
Within the equity portion of the fund, an underweight position and stock selection in the energy sector detracted from the fund's performance relative to the MSCI World Index. Within this sector, not owning shares of integrated oil and gas company Exxon Mobil and integrated energy company Chevron held back relative results. The stock price of Exxon Mobil advanced, driven by revenue growth amid the strong energy price environment and expanded margins in its refining segment.
Elsewhere, not owning positions in computer and personal electronics maker Apple, health insurance and Medicare/Medicaid provider UnitedHealth Group, pharmaceutical company Eli Lilly and pharmaceutical company Abbvie weighed on relative results. The stock price of Apple rose as the company reported better revenues than forecasted due to lower supply chain impacts versus expectations. Despite ongoing component shortages impacting Mac and iPad sales and global currency headwinds, Apple continued to demonstrate the strength of its product ecosystem with broad-based

Management Review - continued
growth, while iPhone sales remained strong across all regions with revenue growth ahead of estimates. The fund’s holdings of semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan)(b) and commercial banking firm Sberbank Russia (Russia)(b), and overweight positions in power and hand tools manufacturer Stanley Black & Decker and cable services provider Comcast, also dampened relative returns.
During the reporting period, the fund’s relative currency exposure within the equity portion of the fund, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.
Within the fixed income portion of the fund, bond selection within both the financial institutions, particularly in “BBB” rated(r) bonds, and in the industrials sectors, detracted from the fund’s performance relative to the Bloomberg Index.
Respectfully,
Portfolio Manager(s)
Pilar Gomez-Bravo, Steven Gorham, Andy Li, Johnathan Munko, Henry Peabody, Jonathan Sage, David Shindler, Robert Spector, and Erik Weisman
Note to Shareholders: Effective January 3, 2022, David Shindler was added as a Portfolio Manager of the fund. Effective September 30, 2022, Vipin Narula is no longer a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 10/31/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 10/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	9/04/90	(14.74)%	2.30%	4.73%
B	9/07/93	(15.43)%	1.51%	3.94%
C	1/03/94	(15.43)%	1.53%	3.95%
I	1/02/97	(14.59)%	2.55%	4.99%
R1	4/01/05	(15.43)%	1.52%	3.95%
R2	10/31/03	(14.98)%	2.04%	4.47%
R3	4/01/05	(14.78)%	2.30%	4.74%
R4	4/01/05	(14.59)%	2.54%	4.99%
R6	6/01/12	(14.50)%	2.64%	5.09%
Comparative benchmark(s)
MSCI World Index (net div) (f)	(18.48)%	6.37%	8.94%
MFS Global Total Return Blended Index (f)(w)	(19.20)%	3.08%	5.07%
Bloomberg Global Aggregate Index (f)	(20.79)%	(2.38)%	(0.98)%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(19.64)%	1.09%	4.12%
B With CDSC (Declining over six years from 4% to 0%) (v)	(18.54)%	1.19%	3.94%
C With CDSC (1% for 12 months) (v)	(16.20)%	1.53%	3.95%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
(w)	The MFS Global Total Return Blended Index (a custom index) was comprised of the following at the beginning and at the end of the reporting period:

10/31/22
MSCI World Index (net div)	60%
Bloomberg Global Aggregate Index	40%
Benchmark Definition(s)
Bloomberg Global Aggregate Index(a) – provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Performance Summary  - continued
MSCI World Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
May 1, 2022 through October 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/22	Ending Account Value 10/31/22	Expenses Paid During Period (p) 5/01/22-10/31/22
A	Actual	1.09%	$1,000.00	$932.95	$5.31
	Hypothetical (h)	1.09%	$1,000.00	$1,019.71	$5.55
B	Actual	1.84%	$1,000.00	$928.70	$8.94
	Hypothetical (h)	1.84%	$1,000.00	$1,015.93	$9.35
C	Actual	1.84%	$1,000.00	$929.17	$8.95
	Hypothetical (h)	1.84%	$1,000.00	$1,015.93	$9.35
I	Actual	0.84%	$1,000.00	$933.91	$4.09
	Hypothetical (h)	0.84%	$1,000.00	$1,020.97	$4.28
R1	Actual	1.84%	$1,000.00	$928.66	$8.94
	Hypothetical (h)	1.84%	$1,000.00	$1,015.93	$9.35
R2	Actual	1.34%	$1,000.00	$931.47	$6.52
	Hypothetical (h)	1.34%	$1,000.00	$1,018.45	$6.82
R3	Actual	1.09%	$1,000.00	$932.78	$5.31
	Hypothetical (h)	1.09%	$1,000.00	$1,019.71	$5.55
R4	Actual	0.84%	$1,000.00	$933.69	$4.09
	Hypothetical (h)	0.84%	$1,000.00	$1,020.97	$4.28
R6	Actual	0.75%	$1,000.00	$933.85	$3.66
	Hypothetical (h)	0.75%	$1,000.00	$1,021.42	$3.82
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Portfolio of Investments
10/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 59.3%
Aerospace & Defense – 2.3%
General Dynamics Corp.	37,522	$9,372,995
Honeywell International, Inc.	40,463	8,255,261
Huntington Ingalls Industries, Inc.	8,355	2,147,820
L3Harris Technologies, Inc.	20,202	4,979,187
Lockheed Martin Corp.	4,017	1,954,993
Northrop Grumman Corp.	7,763	4,261,965
Thales S.A.	6,791	863,397
		$31,835,618
Alcoholic Beverages – 0.9%
Diageo PLC	107,106	$4,419,393
Heineken N.V.	43,734	3,656,423
Kirin Holdings Co. Ltd.	88,600	1,302,972
Pernod Ricard S.A.	19,089	3,352,258
		$12,731,046
Apparel Manufacturers – 0.5%
Compagnie Financiere Richemont S.A.	57,338	$5,608,113
LVMH Moet Hennessy Louis Vuitton SE	2,620	1,654,508
		$7,262,621
Automotive – 1.7%
Aptiv PLC (a)	51,938	$4,729,994
Lear Corp.	33,240	4,610,721
LKQ Corp.	124,244	6,912,936
Magna International, Inc.	54,633	3,044,546
Mercedes-Benz Group AG	17,929	1,038,294
Stellantis N.V.	107,439	1,450,372
Toyota Motor Corp.	84,300	1,169,297
		$22,956,160
Biotechnology – 0.3%
Biogen, Inc. (a)	2,938	$832,747
Gilead Sciences, Inc.	44,160	3,464,793
		$4,297,540
Broadcasting – 0.2%
Omnicom Group, Inc.	40,636	$2,956,269

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Brokerage & Asset Managers – 1.6%
Cboe Global Markets, Inc.	38,275	$4,765,238
Charles Schwab Corp.	146,279	11,654,048
NASDAQ, Inc.	90,493	5,632,284
		$22,051,570
Business Services – 2.5%
Accenture PLC, “A”	19,355	$5,494,884
Amdocs Ltd.	48,844	4,215,726
CGI, Inc. (a)	73,038	5,883,356
Cognizant Technology Solutions Corp., “A”	11,827	736,231
Equifax, Inc.	14,964	2,536,996
Experian PLC	115,180	3,664,133
Fidelity National Information Services, Inc.	44,808	3,718,616
Fiserv, Inc. (a)	45,916	4,717,410
Secom Co. Ltd.	62,000	3,532,428
		$34,499,780
Cable TV – 0.7%
Comcast Corp., “A”	300,278	$9,530,824
Chemicals – 0.5%
Nutrien Ltd.	9,993	$844,346
PPG Industries, Inc.	57,729	6,591,497
		$7,435,843
Computer Software – 0.8%
Microsoft Corp.	44,787	$10,396,406
Computer Software - Systems – 2.1%
Amadeus IT Group S.A. (a)	77,157	$4,021,446
Capgemini	10,623	1,745,322
Fujitsu Ltd.	42,000	4,837,083
Hitachi Ltd.	159,600	7,229,463
Hon Hai Precision Industry Co. Ltd.	926,000	2,938,620
Lenovo Group Ltd.	1,818,000	1,448,563
Samsung Electronics Co. Ltd.	151,235	6,288,881
		$28,509,378
Construction – 1.1%
Anhui Conch Cement Co. Ltd.	418,500	$1,076,952
Masco Corp.	125,676	5,815,029
Stanley Black & Decker, Inc.	44,357	3,481,581
Techtronic Industries Co. Ltd.	102,500	966,887
Vulcan Materials Co.	21,786	3,566,368
		$14,906,817

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Products – 1.3%
Colgate-Palmolive Co.	75,007	$5,538,517
Kimberly-Clark Corp.	58,363	7,263,859
Reckitt Benckiser Group PLC	79,125	5,244,804
		$18,047,180
Electrical Equipment – 1.4%
Johnson Controls International PLC	127,846	$7,394,612
Legrand S.A.	41,094	3,132,744
Schneider Electric SE	70,171	8,894,381
		$19,421,737
Electronics – 2.2%
Intel Corp.	114,096	$3,243,749
Kyocera Corp.	78,200	3,698,175
NXP Semiconductors N.V.	33,522	4,896,894
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	87,080	5,359,774
Texas Instruments, Inc.	79,392	12,752,737
		$29,951,329
Energy - Independent – 1.6%
ConocoPhillips	109,043	$13,749,232
Hess Corp.	55,546	7,836,429
		$21,585,661
Energy - Integrated – 1.2%
China Petroleum & Chemical Corp.	9,886,000	$3,904,199
Eni S.p.A.	642,126	8,410,737
LUKOIL PJSC (u)	8,038	0
Suncor Energy, Inc.	105,988	3,645,611
		$15,960,547
Food & Beverages – 2.1%
Archer Daniels Midland Co.	35,420	$3,435,032
Coca-Cola FEMSA S.A.B. de C.V.	17,200	1,079,988
Danone S.A.	97,638	4,857,344
General Mills, Inc.	113,532	9,261,940
J.M. Smucker Co.	28,906	4,354,978
Nestle S.A.	51,179	5,573,035
		$28,562,317

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Food & Drug Stores – 0.9%
Albertsons Cos., Inc., “A”	79,200	$1,624,392
BIM Birlesik Magazalar A.S.	321,406	2,320,822
Tesco PLC	3,081,270	7,600,775
		$11,545,989
General Merchandise – 0.1%
Dollar Tree, Inc. (a)	6,048	$958,608
Health Maintenance Organizations – 0.8%
Cigna Corp.	34,444	$11,127,479
Insurance – 4.2%
Aon PLC	47,530	$13,379,220
Chubb Ltd.	45,953	9,874,840
Equitable Holdings, Inc.	151,381	4,635,286
Everest Re Group Ltd.	4,483	1,446,485
Hartford Financial Services Group, Inc.	34,264	2,481,056
Manulife Financial Corp.	418,167	6,930,826
MetLife, Inc.	60,272	4,412,513
Samsung Fire & Marine Insurance Co. Ltd.	16,804	2,356,861
Travelers Cos., Inc.	16,105	2,970,728
Willis Towers Watson PLC	31,289	6,827,573
Zurich Insurance Group AG	6,093	2,600,029
		$57,915,417
Internet – 0.4%
Alphabet, Inc., “A” (a)	59,617	$5,634,403
Leisure & Toys – 0.2%
Brunswick Corp.	15,288	$1,080,403
Nintendo Co. Ltd.	23,500	957,622
Polaris, Inc.	10,457	1,062,431
		$3,100,456
Machinery & Tools – 2.1%
Eaton Corp. PLC	52,346	$7,855,564
GEA Group AG	25,015	875,126
Ingersoll Rand, Inc.	139,955	7,067,727
Kubota Corp.	258,100	3,604,322
PACCAR, Inc.	10,848	1,050,412
Regal Rexnord Corp.	45,510	5,758,835
Volvo Group	136,670	2,237,976
		$28,449,962

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Major Banks – 5.9%
ABN AMRO Group N.V., GDR	140,136	$1,378,801
Bank of America Corp.	268,161	9,664,522
BNP Paribas	250,919	11,777,369
DBS Group Holdings Ltd.	365,200	8,823,001
Erste Group Bank AG	42,340	1,044,389
Goldman Sachs Group, Inc.	32,377	11,154,200
JPMorgan Chase & Co.	95,663	12,042,058
Mitsubishi UFJ Financial Group, Inc.	1,029,400	4,879,975
National Australia Bank Ltd.	51,181	1,058,455
NatWest Group PLC	2,501,300	6,735,217
Regions Financial Corp.	83,218	1,826,635
UBS AG	679,987	10,790,426
		$81,175,048
Medical & Health Technology & Services – 0.8%
ICON PLC (a)	15,379	$3,042,582
McKesson Corp.	16,779	6,533,239
Quest Diagnostics, Inc.	7,811	1,122,050
		$10,697,871
Medical Equipment – 1.7%
Becton, Dickinson and Co.	22,439	$5,294,931
Boston Scientific Corp. (a)	132,502	5,712,161
Danaher Corp.	9,639	2,425,847
Medtronic PLC	81,315	7,102,052
Thermo Fisher Scientific, Inc.	5,427	2,789,315
		$23,324,306
Metals & Mining – 1.3%
Fortescue Metals Group Ltd.	95,513	$891,320
Glencore PLC	788,449	4,516,446
Rio Tinto PLC	175,618	9,137,460
Vale S.A.	224,600	2,918,865
		$17,464,091
Other Banks & Diversified Financials – 1.4%
China Construction Bank Corp.	3,627,000	$1,926,785
Julius Baer Group Ltd.	57,482	2,753,694
KB Financial Group, Inc.	20,400	686,247
Northern Trust Corp.	43,626	3,679,853
Sberbank of Russia PJSC (a)(u)	780,516	0
SLM Corp.	129,086	2,141,537
Tisco Financial Group PCL	393,900	993,547

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – continued
Truist Financial Corp.	167,559	$7,504,968
		$19,686,631
Pharmaceuticals – 6.4%
Bayer AG	180,335	$9,484,659
Johnson & Johnson	133,748	23,268,140
Merck & Co., Inc.	194,863	19,720,136
Organon & Co.	194,984	5,104,681
Pfizer, Inc.	102,966	4,793,067
Roche Holding AG	66,863	22,205,313
Sanofi	20,080	1,732,982
Santen Pharmaceutical Co. Ltd.	72,800	498,405
		$86,807,383
Printing & Publishing – 0.7%
RELX PLC	103,690	$2,790,303
Wolters Kluwer N.V.	60,356	6,415,015
		$9,205,318
Railroad & Shipping – 0.9%
A.P. Moller-Maersk A/S	278	$581,511
Canadian Pacific Railway Ltd.	78,802	5,874,505
Nippon Yusen KK	58,300	1,058,218
Orient Overseas International Ltd.	28,500	416,445
Union Pacific Corp.	24,442	4,818,496
		$12,749,175
Real Estate – 0.4%
Extra Space Storage, Inc., REIT	13,140	$2,331,562
National Retail Properties, Inc., REIT	32,044	1,346,809
Phillips Edison & Co., REIT	20,935	630,981
W.P. Carey, Inc., REIT	19,910	1,519,133
		$5,828,485
Restaurants – 0.4%
Cracker Barrel Old Country Store, Inc.	7,940	$906,907
Texas Roadhouse, Inc.	12,197	1,206,893
Yum China Holdings, Inc.	73,460	3,037,571
		$5,151,371

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Chemicals – 0.5%
Akzo Nobel N.V.	46,793	$2,887,424
Axalta Coating Systems Ltd. (a)	104,671	2,440,928
Chemours Co.	27,455	786,037
		$6,114,389
Specialty Stores – 0.1%
Wal-Mart de Mexico S.A.B. de C.V.	206,572	$797,908
Telecommunications - Wireless – 1.7%
KDDI Corp.	419,000	$12,384,445
PT Telekom Indonesia	4,380,800	1,232,999
T-Mobile US, Inc. (a)	51,684	7,833,227
Vodafone Group PLC	1,338,719	1,560,421
		$23,011,092
Telephone Services – 0.5%
AT&T, Inc.	81,106	$1,478,562
France Telecom	98,896	941,276
Hellenic Telecommunications Organization S.A.	134,293	2,110,170
Quebecor, Inc., “B”	112,409	2,118,885
		$6,648,893
Tobacco – 1.2%
British American Tobacco PLC	155,502	$6,122,950
Japan Tobacco, Inc.	130,700	2,165,808
Philip Morris International, Inc.	87,016	7,992,420
		$16,281,178
Utilities - Electric Power – 1.7%
American Electric Power Co., Inc.	6,949	$610,956
Duke Energy Corp.	31,826	2,965,547
E.ON SE	732,432	6,135,149
Edison International	54,393	3,265,756
Exelon Corp.	88,849	3,428,683
Iberdrola S.A.	477,027	4,843,860
PG&E Corp. (a)	46,036	687,317
Transmissora Alianca de Energia Eletrica S.A., IEU	190,161	1,479,541
		$23,416,809
Total Common Stocks (Identified Cost, $606,915,069)		$809,990,905
Bonds – 37.1%
Aerospace & Defense – 0.0%
Raytheon Technologies Corp., 2.82%, 9/01/2051	$770,000	$470,759

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Airlines – 0.1%
EasyJet Finco B.V., 1.875%, 3/03/2028	EUR	1,350,000	$1,058,371
Alcoholic Beverages – 0.0%
Pernod Ricard S.A., 3.75%, 11/02/2032	EUR	400,000	$394,925
Apparel Manufacturers – 0.1%
Tapestry, Inc., 3.05%, 3/15/2032		$1,228,000	$903,486
Asset-Backed & Securitized – 3.3%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.031%, 11/15/2054 (i)		$7,251,648	$432,488
AA Bond Co. Ltd., 3.25%, 7/31/2028	GBP	1,000,000	847,093
ACREC 2021-FL1 Ltd., “C”, FLR, 5.593% (LIBOR - 1mo. + 2.15%), 10/16/2036 (n)		$1,125,500	1,053,322
ACRES 2021-FL2 Issuer Ltd., “AS”, FLR, 5.162% (LIBOR - 1mo. + 1.75%), 1/15/2037 (n)		808,500	760,753
ACRES 2021-FL2 Issuer Ltd., “B”, FLR, 5.662% (LIBOR - 1mo. + 2.25%), 1/15/2037 (n)		1,320,000	1,247,510
Arbor Realty Trust, Inc., CLO, 2019-FL2, “AS”, FLR, 4.94% (LIBOR - 1mo. + 1.45%), 9/15/2034 (n)		1,000,000	979,238
Arbor Realty Trust, Inc., CLO, 2021-FL1, “B”, FLR, 4.912% (LIBOR - 1mo. + 1.5%), 12/15/2035 (n)		423,000	390,124
Arbor Realty Trust, Inc., CLO, 2021-FL2, “B”, FLR, 5.012% (LIBOR - 1mo. + 1.6%), 5/15/2036 (n)		289,000	269,516
Arbor Realty Trust, Inc., CLO, 2021-FL2, “C”, FLR, 5.362% (LIBOR - 1mo. + 1.95%), 5/15/2036 (n)		857,500	788,458
Arbor Realty Trust, Inc., CLO, 2022-FL1, “B”, FLR, 4.891% (SOFR - 30 day + 2.1%), 1/15/2037 (n)		1,712,000	1,644,820
Arbor Realty Trust, Inc., CLO, 2022-FL1, “C”, FLR, 5.091% (SOFR - 30 day + 2.3%), 1/15/2037 (n)		1,648,500	1,582,802
AREIT 2022-CRE6 Trust, “B”, FLR, 4.744% (SOFR - 30 day + 1.85%), 1/16/2037 (n)		620,000	566,509
AREIT 2022-CRE6 Trust, “C”, FLR, 5.043% (SOFR - 30 day + 2.15%), 1/16/2037 (n)		312,000	288,729
BBCMS Mortgage Trust, 2020-C7, “XA”, 1.624%, 4/15/2053 (i)		1,435,865	105,748
BBCMS Mortgage Trust, 2021-C10, “XA”, 1.299%, 7/15/2054 (i)		5,857,287	428,232
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.628%, 2/15/2054 (i)		5,381,937	491,968
Benchmark 2021-B24 Mortgage Trust, “XA”, 1.152%, 3/15/2054 (i)		4,610,224	286,315
Benchmark 2021-B26 Mortgage Trust, “XA”, 0.886%, 6/15/2054 (i)		10,656,696	528,990

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Benchmark 2021-B27 Mortgage Trust, “XA”, 1.267%, 7/15/2054 (i)	$13,986,476	$995,911
Benchmark 2021-B28 Mortgage Trust, “XA”, 1.284%, 8/15/2054 (i)	13,213,452	942,345
Benchmark 2022-B37 Mortgage Trust, “AS”, 5.943%, 1/15/2032	226,000	218,036
BSPRT 2021-FL7 Issuer Ltd., “B”, FLR, 5.462% (LIBOR - 1mo. + 2.05%), 12/15/2038 (n)	388,000	358,940
BSPRT 2021-FL7 Issuer Ltd., “C”, FLR, 5.712% (LIBOR - 1mo. + 2.3%), 12/15/2038 (n)	352,000	322,731
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)	330,729	301,680
Business Jet Securities LLC, 2021-1A, “A”, 2.162%, 4/15/2036 (n)	362,773	314,192
BXMT 2021-FL4 Ltd., “AS”, FLR, 4.712% (LIBOR - 1mo. + 1.3%), 5/15/2038 (n)	1,400,000	1,331,306
BXMT 2021-FL4 Ltd., “B”, FLR, 4.962% (LIBOR - 1mo. + 1.55%), 5/15/2038 (n)	1,996,500	1,866,942
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	520,499	483,468
CarMax Auto Owner Trust, 2022-2, “A4”, 3.62%, 9/15/2027	795,000	767,511
CF Hippolyta Issuer LLC, 2020-1, “A1”, 1.69%, 7/15/2060 (n)	373,274	328,153
Commercial Mortgage Pass-Through Certificates, 2021-BN32, “XA”, 0.78%, 4/15/2054 (i)	6,787,648	297,856
Commercial Mortgage Pass-Through Certificates, 2021-BN34, “XA”, 0.977%, 6/15/2063 (i)	6,606,152	373,274
Commercial Mortgage Pass-Through Certificates, 2021-BN35, “XA”, 1.048%, 6/15/2064 (i)	6,197,114	368,733
Commercial Mortgage Pass-Through Certificates, 2022-BNK41, “AS”, 3.79%, 4/15/2065	1,304,000	1,058,997
Credit Acceptance Auto Loan Trust, 2021-3A, “A”, 1%, 5/15/2030 (n)	1,579,000	1,482,847
Fortress CBO Investments Ltd., 2022-FL3, “AS”, FLR, 5.221% (SOFR - 30 day + 2.25%), 2/23/2039 (n)	592,000	564,234
FS Rialto 2021-FL2 Issuer Ltd., “AS”, FLR, 4.962% (LIBOR - 1mo. + 1.6%), 5/16/2038 (n)	1,454,000	1,379,941
LoanCore 2021-CRE5 Ltd., “AS”, FLR, 5.162% (LIBOR - 1mo. + 1.75%), 7/15/2036 (n)	1,850,000	1,713,209
LoanCore 2021-CRE5 Ltd., “B”, FLR, 5.412% (LIBOR - 1mo. + 2%), 7/15/2036 (n)	782,000	721,577

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
MF1 2021-FL5 Ltd., “AS”, FLR, 4.69% (LIBOR - 1mo. + 1.2%), 7/15/2036 (n)		$1,360,000	$1,284,228
MF1 2021-FL5 Ltd., “B”, FLR, 4.94% (LIBOR - 1mo. + 1.45%), 7/15/2036 (n)		1,977,500	1,866,778
MF1 2021-FL5 Ltd., “C”, FLR, 5.19% (LIBOR - 1mo. + 1.7%), 7/15/2036 (n)		225,000	208,726
MF1 2021-FL6 Ltd., “AS”, FLR, 4.893% (LIBOR - 1mo. + 1.45%), 7/16/2036 (n)		2,200,000	2,078,539
MF1 2021-FL6 Ltd., “B”, FLR, 5.093% (LIBOR - 1mo. + 1.65%), 7/16/2036 (n)		2,200,000	2,068,651
MF1 2022-FL8 Ltd., “B”, FLR, 4.844% (SOFR - 30 day + 1.95%), 2/19/2037 (n)		604,312	572,801
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.296%, 5/15/2054 (i)		4,671,782	331,177
Morgan Stanley Capital I Trust, 2021-L6, “XA”, 1.23%, 6/15/2054 (i)		9,724,896	623,677
Navistar Financial Dealer Note Master Owner Trust, 2022-1, “A”, FLR, 4.195% (SOFR - 30 day + 1.25%), 5/25/2027 (n)		525,000	525,728
PFP III 2021-7 Ltd., “AS”, FLR, 4.562% (LIBOR - 1mo. + 1.15%), 4/14/2038 (n)		1,235,438	1,149,989
PFP III 2021-7 Ltd., “B”, FLR, 4.812% (LIBOR - 1mo. + 1.4%), 4/14/2038 (n)		484,976	445,123
PFP III 2021-8 Ltd., “B”, FLR, 4.912% (LIBOR - 1mo. + 1.5%), 8/09/2037 (n)		507,000	454,252
Starwood Commercial Mortgage, 2021-FL2, “A”, FLR, 4.643% (LIBOR - 1mo. + 1.2%), 4/18/2038 (n)		1,400,000	1,363,862
Starwood Commercial Mortgage, 2021-FL2, “AS”, FLR, 4.893% (LIBOR - 1mo. + 1.45%), 4/18/2038 (n)		1,400,000	1,341,835
TPG Real Estate Finance, 2021-FL4, “A”, FLR, 4.612% (LIBOR - 1mo. + 1.2%), 3/15/2038 (n)		651,000	633,845
TPG Real Estate Finance, 2021-FL4, “AS”, FLR, 4.812% (LIBOR - 1mo. + 1.4%), 3/15/2038 (n)		700,000	664,501
Wells Fargo Commercial Mortgage Trust, 2021-C60, “XA”, 1.548%, 8/15/2054 (i)		6,951,019	619,004
			$45,117,214
Automotive – 0.2%
Hyundai Capital America, 2%, 6/15/2028 (n)		$1,809,000	$1,407,545
Hyundai Capital America, 6.375%, 4/08/2030 (n)		978,000	953,034
Volkswagen International Finance N.V., 4.375%, 3/28/2168	EUR	900,000	722,438
			$3,083,017

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Broadcasting – 0.3%
Discovery, Inc., 4.125%, 5/15/2029		$718,000	$606,386
Magallanes, Inc., 4.279%, 3/15/2032 (n)		1,343,000	1,084,806
Prosus N.V., 1.539%, 8/03/2028	EUR	500,000	366,236
Prosus N.V., 2.085%, 1/19/2030		690,000	477,941
Prosus N.V., 3.68%, 1/21/2030 (n)		$587,000	431,989
Prosus N.V., 2.031%, 8/03/2032	EUR	260,000	159,948
Prosus N.V., 3.832%, 2/08/2051 (n)		$660,000	348,401
Walt Disney Co., 3.5%, 5/13/2040		658,000	502,498
			$3,978,205
Brokerage & Asset Managers – 0.1%
Ameriprise Financial, Inc., 4.5%, 5/13/2032		$459,000	$425,009
Euroclear Bank S.A., 3.625%, 10/13/2027	EUR	690,000	681,599
Low Income Investment Fund, 3.386%, 7/01/2026		$285,000	269,467
Low Income Investment Fund, 3.711%, 7/01/2029		760,000	705,176
			$2,081,251
Building – 0.1%
Holcim Sterling Finance (Netherlands) B.V., 2.25%, 4/04/2034	GBP	850,000	$642,682
Imerys S.A., 1%, 7/15/2031	EUR	900,000	551,098
Vulcan Materials Co., 3.5%, 6/01/2030		$908,000	771,741
			$1,965,521
Business Services – 0.2%
Equinix, Inc., REIT, 1%, 3/15/2033	EUR	1,160,000	$796,996
Euronet Worldwide, Inc., 1.375%, 5/22/2026		1,105,000	939,278
Fiserv, Inc., 4.4%, 7/01/2049		$281,000	211,274
Mastercard, Inc., 3.85%, 3/26/2050		542,000	425,214
Verisk Analytics, Inc., 4%, 6/15/2025		747,000	719,740
			$3,092,502
Cable TV – 0.2%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035		$643,000	$587,293
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.8%, 3/01/2050		733,000	518,764
Comcast Corp., 3.75%, 4/01/2040		1,064,000	819,437
SES S.A., 3.5%, 1/14/2029	EUR	580,000	510,461
			$2,435,955

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Chemicals – 0.1%
Alpek SAB de C.V., 3.25%, 2/25/2031 (n)		$501,000	$383,138
LYB International Finance III, LLC, 4.2%, 5/01/2050		306,000	210,284
Sherwin-Williams Co., 3.8%, 8/15/2049		305,000	210,993
			$804,415
Computer Software – 0.1%
Microsoft Corp., 2.921%, 3/17/2052		$1,212,000	$818,889
Microsoft Corp., 3.041%, 3/17/2062		412,000	268,490
			$1,087,379
Computer Software - Systems – 0.1%
Apple, Inc., 2.9%, 9/12/2027		$994,000	$913,547
Apple, Inc., 4.5%, 2/23/2036		204,000	195,115
			$1,108,662
Conglomerates – 0.1%
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/2028		$1,314,000	$1,222,262
Consumer Products – 0.2%
GSK Consumer Healthcare Capital US LLC, 2.125%, 3/29/2034	EUR	660,000	$518,665
JAB Holdings B.V., 2.25%, 12/19/2039		1,200,000	708,813
Reckitt Benckiser Treasury Services PLC, 3%, 6/26/2027 (n)		$1,016,000	919,661
			$2,147,139
Electrical Equipment – 0.2%
Arrow Electronics, Inc., 3.25%, 9/08/2024		$647,000	$617,317
Telefonaktiebolaget LM Ericsson, 1.125%, 2/08/2027	EUR	840,000	687,014
Telefonaktiebolaget LM Ericsson, 1%, 5/26/2029		1,160,000	806,487
			$2,110,818
Electronics – 0.1%
Broadcom, Inc., 3.419%, 4/15/2033 (n)		$844,000	$641,317
Broadcom, Inc., 3.137%, 11/15/2035 (n)		957,000	663,846
Broadcom, Inc., 3.187%, 11/15/2036 (n)		26,000	17,734
Broadcom, Inc., 4.926%, 5/15/2037 (n)		274,000	225,916
NXP B.V./NXP Funding LLC/NXP USA, Inc., 3.4%, 5/01/2030		310,000	257,302
			$1,806,115

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Quasi-Sovereign – 0.9%
Ceske Drahy A.S. (Czech Republic), 5.625%, 10/12/2027	EUR	1,080,000	$1,052,154
CEZ A.S. (Czech Republic), 2.462%, 4/06/2027		427,000	380,363
Emirates Development Bank PJSC, 1.639%, 6/15/2026		$1,730,000	1,527,157
Export-Import Bank of India, 3.375%, 8/05/2026		1,200,000	1,089,802
Export-Import Bank of India, 3.875%, 2/01/2028		1,000,000	888,719
First Abu Dhabi Bank PJSC, 0.125%, 2/16/2026	EUR	1,200,000	1,040,177
Huarong Finance 2017 Co. Ltd. (People's Republic of China), 4.95%, 11/07/2047		$850,000	429,176
Korea Hydro & Nuclear Power Co. Ltd., 4.25%, 7/27/2027 (n)		637,000	597,977
MDGH - GMTN B.V. (United Arab Emirates), 1%, 3/10/2034	EUR	800,000	544,723
MDGH - GMTN RSC Ltd. (United Arab Emirates), 2.5%, 6/03/2031		$1,460,000	1,157,050
Ooredoo International Finance Ltd. (State of Qatar), 2.625%, 4/08/2031		820,000	674,655
PT Pertamina (Persero) (Republic of Indonesia), 3.65%, 7/30/2029		1,050,000	896,265
Qatar Petroleum, 2.25%, 7/12/2031		887,000	711,818
Qatar Petroleum, 3.125%, 7/12/2041		776,000	550,029
SPP-Distribucia A.S. (Republic of Slovakia), 1%, 6/09/2031	EUR	1,090,000	678,933
			$12,218,998
Emerging Market Sovereign – 5.6%
Oriental Republic of Uruguay, 4.375%, 1/23/2031		$2,450,000	$2,330,996
Oriental Republic of Uruguay, 8.25%, 5/21/2031	UYU	131,835,000	2,686,630
People's Republic of China, 3.03%, 3/11/2026	CNY	201,850,000	28,325,264
People's Republic of China, 3.13%, 11/21/2029		51,320,000	7,260,993
Republic of Bulgaria, 4.625%, 9/23/2034	EUR	1,090,000	991,017
Republic of Croatia, 2.875%, 4/22/2032		698,000	610,472
Republic of Croatia, 1.125%, 3/04/2033		1,434,000	1,033,674
Republic of Hungary, 5.5%, 6/16/2034 (n)		$640,000	550,272
Republic of Indonesia, 3.55%, 3/31/2032		990,000	844,713
Republic of Korea, 2.125%, 6/10/2027	KRW	5,000,000,000	3,204,140
Republic of Korea, 1.875%, 6/10/2029		18,965,970,000	11,535,182
Republic of Korea, 1.375%, 6/10/2030		13,396,200,000	7,687,316
State of Qatar, 4%, 3/14/2029 (n)		$878,000	832,871
State of Qatar, 3.75%, 4/16/2030		1,230,000	1,142,362
State of Qatar, 4.4%, 4/16/2050		299,000	251,160

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Sovereign – continued
United Arab Emirates International Government, 3.25%, 10/19/2061		$720,000	$472,464
United Mexican States, 7.5%, 6/03/2027	MXN	84,200,000	3,888,258
United Mexican States, 2.659%, 5/24/2031		$2,213,000	1,713,174
United Mexican States, 3.771%, 5/24/2061		1,036,000	601,281
			$75,962,239
Energy - Independent – 0.2%
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)		$3,609,000	$2,937,870
Energy - Integrated – 0.2%
BP Capital Markets PLC, 3.625%, 6/22/2170	EUR	860,000	$726,966
Cenovus Energy, Inc., 2.65%, 1/15/2032		$939,000	724,256
Eni S.p.A., 4.25%, 5/09/2029 (n)		607,000	544,122
Galp Energia SGPS S.A., 2%, 1/15/2026	EUR	600,000	550,092
MOL PLC, 1.5%, 10/08/2027		640,000	509,184
			$3,054,620
Engineering - Construction – 0.0%
Bouygues S.A., 4.625%, 6/07/2032	EUR	500,000	$505,984
Financial Institutions – 0.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.3%, 1/30/2032		$367,000	$275,452
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.85%, 10/29/2041		293,000	194,744
Avolon Holdings Funding Ltd., 4.25%, 4/15/2026 (n)		509,000	444,934
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)		537,000	472,070
Avolon Holdings Funding Ltd., 2.75%, 2/21/2028 (n)		665,000	508,337
Credit Logement S.A., 1.081% to 2/15/2029, FLR (EUR ICE Swap Rate - 5yr. + 1.1%) to 2/15/2034	EUR	900,000	681,122
CTP N.V., 0.942%, 1/20/2026		850,000	668,927
CTP N.V., 1.5%, 9/27/2031		1,050,000	545,717
EXOR N.V., 2.25%, 4/29/2030		600,000	507,458
EXOR N.V., 0.875%, 1/19/2031		500,000	368,649
Grand City Properties S.A., 1.5%, 12/09/2069		900,000	478,582
Logicor Financing S.à r.l., 1.625%, 1/17/2030		890,000	601,465
Logicor Financing S.à r.l., 0.875%, 1/14/2031		275,000	160,360
P3 Group S.à r.l., 0.875%, 1/26/2026		840,000	651,096
Samhallsbyggnadsbolaget i Norden AB, 1.75%, 1/14/2025		610,000	481,764
SBB Treasury Oyj, 0.75%, 12/14/2028		590,000	316,657

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Financial Institutions – continued
SBB Treasury Oyj, 1.125%, 11/26/2029	EUR	450,000	$244,592
VGP N.V., 1.5%, 4/08/2029		1,000,000	586,535
Vonovia SE, REIT, 1.625%, 9/01/2051		800,000	358,942
			$8,547,403
Food & Beverages – 0.5%
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038		$446,000	$380,841
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049		512,000	482,187
Bacardi Ltd., 5.15%, 5/15/2038 (n)		658,000	551,489
Constellation Brands, Inc., 4.4%, 11/15/2025		1,053,000	1,025,137
Constellation Brands, Inc., 3.15%, 8/01/2029		1,006,000	860,619
Constellation Brands, Inc., 2.25%, 8/01/2031		400,000	306,296
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 3%, 2/02/2029 (n)		621,000	503,112
Kraft Heinz Foods Co., 3.875%, 5/15/2027		1,121,000	1,050,324
PT Indofood CBP Sukses Makmur Tbk, 3.398%, 6/09/2031		1,680,000	1,234,699
			$6,394,704
Gaming & Lodging – 0.2%
InterContinental Hotels Group PLC, 3.375%, 10/08/2028	GBP	740,000	$699,646
Marriott International, Inc., 2.85%, 4/15/2031		$606,000	471,506
VICI Properties LP, REIT, 4.95%, 2/15/2030		1,065,000	962,549
			$2,133,701
Industrial – 0.0%
Investor AB, 2.75%, 6/10/2032	EUR	240,000	$217,159
Insurance – 0.5%
Aflac, Inc., 3.6%, 4/01/2030		$213,000	$188,879
AIA Group Ltd., 0.88%, 9/09/2033	EUR	920,000	690,602
AIA Group Ltd., 0.88%, 9/09/2033		453,000	340,047
Allianz SE, 3.2% to 4/30/2028, FLR (CMT - 5yr. + 2.165%) to 4/30/2171 (n)		$200,000	135,060
Allianz SE, 3.5% to 4/30/2026, FLR (CMT - 5yr. + 2.973%) to 4/30/2171 (n)		1,000,000	789,499
Argentum Netherlands B.V., 5.125%, 6/01/2048		660,000	574,266
Argentum Netherlands B.V. for Zurich Insurance Co. Ltd., 2.75%, 2/19/2049	EUR	830,000	692,551
Aviva PLC, 4% to 6/03/2035, FLR (GBP Government Yield - 5yr. + 4.7%) to 6/03/2055	GBP	927,000	766,711

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Insurance – continued
Corebridge Financial, Inc., 4.35%, 4/05/2042 (n)		$244,000	$182,907
Credit Agricole Assurances S.A., 2%, 7/17/2030	EUR	300,000	228,273
La Mondiale, 4.375% to 10/24/2029, FLR (EUR Swap Rate - 5yr. + 4.411%) to 4/24/2069		500,000	397,771
NN Group N.V., 4.625%, 1/13/2048		1,109,000	1,003,864
Zurich Finance (Ireland) DAC, 3%, 4/19/2051		$780,000	550,875
			$6,541,305
Insurance - Health – 0.0%
UnitedHealth Group, Inc., 4.625%, 7/15/2035		$184,000	$168,968
Insurance - Property & Casualty – 0.2%
Aon Corp./Aon Global Holdings PLC, 2.6%, 12/02/2031		$244,000	$188,680
Berkshire Hathaway, Inc., 0.5%, 1/15/2041	EUR	755,000	401,259
Hiscox Ltd., 6%, 9/22/2027	GBP	690,000	773,646
Marsh & McLennan Cos., Inc., 2.25%, 11/15/2030		$241,000	188,827
QBE Insurance Group Ltd., 2.5% to 9/13/2028, FLR (GBP Government Yield - 5yr. + 2.061%) to 9/13/2038	GBP	738,000	627,918
			$2,180,330
International Market Quasi-Sovereign – 0.7%
Airport Authority Hong Kong, 3.25%, 1/12/2052 (n)		$817,000	$536,103
Caixa Geral de Depositos S.A. (Republic of Portugal), 5.75% to 10/31/2027, FLR (EUR Swap Rate - 1yr. + 2.75%) to 10/31/2028	EUR	800,000	792,747
Deutsche Bahn Finance GmbH (Federal Republic of Germany), 1.375%, 4/16/2040		195,000	131,728
Deutsche Bahn Finance GmbH (Federal Republic of Germany), 0.625%, 12/08/2050		350,000	170,185
Electricite de France S.A., 2.625% to 6/01/2028, FLR (EUR Swap Rate - 5yr. + 2.86%) to 6/01/2033, FLR (EUR Swap Rate - 5yr. + 3.11%) to 6/01/2048, FLR (EUR Swap Rate - 5yr. + 3.86%) to 12/29/2049		800,000	521,622
Electricite de France S.A., 2.875% to 3/15/2027, FLR (EUR Swap Rate - 5yr. + 3.373%) to 3/15/2031, FLR (EUR Swap Rate - 5yr. + 3.623%) to 3/15/2047, FLR (EUR Swap Rate - 5yr. + 4.373%) to 3/15/2070		1,000,000	737,517
Electricite de France S.A., 5.875% to 1/22/2029, FLR (GBP Swap Rate - 15yr. + 3.046%) to 1/22/2049, FLR (GBP Swap Rate - 15yr. + 3.796%) to 12/31/2165	GBP	800,000	665,098
ESB Finance DAC, 1%, 7/19/2034	EUR	930,000	659,385

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
International Market Quasi-Sovereign – continued
Islandsbanki (Republic of Iceland), 0.75%, 3/25/2025	EUR	790,000	$687,049
Kreditanstalt Fuer Wiederaufbau, 1.125%, 3/31/2037		3,388,000	2,599,529
Landsbankinn Bank (Republic of Iceland), 0.375%, 5/23/2025		623,000	532,569
Ontario Teachers' Cadillac Fairview Properties, 2.5%, 10/15/2031 (n)		$927,000	700,403
RTE Reseau de Transport d'Electricite, 0.75%, 1/12/2034	EUR	300,000	211,310
			$8,945,245
International Market Sovereign – 8.4%
Commonwealth of Australia, 3.25%, 6/21/2039	AUD	5,813,000	$3,357,152
Federal Republic of Germany, 1.7%, 8/15/2032	EUR	17,100,000	16,226,458
Government of Bermuda, 2.375%, 8/20/2030 (n)		$418,000	329,719
Government of Bermuda, 5%, 7/15/2032 (n)		1,331,000	1,233,219
Government of Canada, 1.25%, 3/01/2027	CAD	9,683,000	6,469,098
Government of Canada, 2%, 6/01/2032		4,750,000	3,123,142
Government of Japan, 1.7%, 3/20/2032	JPY	1,187,500,000	9,038,800
Government of Japan, 1.7%, 6/20/2033		1,053,000,000	8,043,080
Government of Japan, 2.3%, 3/20/2040		658,550,000	5,392,054
Government of Japan, 1.7%, 6/20/2044		1,722,950,000	12,862,075
Government of Japan, 0.3%, 6/20/2046		626,650,000	3,427,600
Government of New Zealand, 1.5%, 5/15/2031	NZD	8,631,000	4,061,370
Kingdom of Belgium, 0.4%, 6/22/2040	EUR	6,247,000	3,884,428
Kingdom of Spain, 1.25%, 10/31/2030		7,984,000	6,934,418
Kingdom of Spain, 2.55%, 10/31/2032		6,290,000	5,856,591
Kingdom of Spain, 1%, 10/31/2050		940,000	503,122
Republic of Cyprus, 0%, 2/09/2026		1,882,000	1,673,961
Republic of Cyprus, 0.625%, 1/21/2030		2,249,000	1,737,822
Republic of Cyprus, 0.95%, 1/20/2032		7,695,000	5,765,582
Republic of France, 0.75%, 5/25/2053		4,638,000	2,539,939
Republic of Iceland, 5%, 11/15/2028	ISK	306,046,000	1,978,466
United Kingdom Treasury, 1.25%, 10/22/2041	GBP	9,414,000	7,053,084
United Kingdom Treasury, 1.25%, 7/31/2051		4,425,000	2,937,173
			$114,428,353
Local Authorities – 0.4%
City of Oslo, 2.17%, 5/18/2029	NOK	15,000,000	$1,247,380
Province of Alberta, 4.5%, 12/01/2040	CAD	710,000	525,661
Province of British Columbia, 2.95%, 6/18/2050		600,000	342,837

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Local Authorities – continued
Province of Ontario, 1.9%, 12/02/2051	CAD	6,144,000	$2,703,928
			$4,819,806
Machinery & Tools – 0.1%
CNH Industrial Capital LLC, 1.875%, 1/15/2026		$1,156,000	$1,017,735
Major Banks – 1.8%
Australia and New Zealand Banking Group Ltd., 2.57% to 11/25/2030, FLR (CMT - 5yr. + 1.7%) to 11/25/2035 (n)		$1,034,000	$720,124
Bank of America Corp., 3.366% to 1/23/2025, FLR (LIBOR - 3mo. + 0.81%) to 1/23/2026		1,469,000	1,384,570
Bank of America Corp., 3.419% to 12/20/2027, FLR (LIBOR - 3mo. + 1.04%) to 12/20/2028		1,125,000	993,104
Bank of America Corp., 0.694%, 3/22/2031	EUR	610,000	458,413
Bank of America Corp., 2.687% to 4/22/2031, FLR (SOFR - 1 day + 1.32%) to 4/22/2032		$2,876,000	2,222,725
BNP Paribas S.A., 4.625% to 1/12/2027, FLR (CMT - 5yr. + 3.196%) to 1/12/2027 (n)		1,150,000	880,321
Commonwealth Bank of Australia, 2.688%, 3/11/2031 (n)		1,471,000	1,065,054
Credit Suisse AG (London), 2.125%, 5/31/2024	EUR	730,000	682,083
Goldman Sachs Group, Inc., 2.383% to 7/21/2031, FLR (SOFR - 1 day + 1.248%) to 7/21/2032		$1,981,000	1,474,170
Goldman Sachs Group, Inc., 3.436% to 2/24/2042, FLR (SOFR - 1 day + 1.632%) to 2/24/2043		362,000	246,449
HSBC Holdings PLC, 2.099% to 6/04/2025, FLR (SOFR - 1 day + 1.929%) to 6/04/2026		1,029,000	905,074
HSBC Holdings PLC, 4.375%, 11/23/2026		510,000	463,105
JPMorgan Chase & Co., 1.47%, 9/22/2027		581,000	488,108
JPMorgan Chase & Co., 1.953% to 2/04/2031, FLR (SOFR - 1 day + 1.065%) to 2/04/2032		732,000	536,182
JPMorgan Chase & Co., 3.109% to 4/22/2050, FLR (SOFR + 2.44%) to 4/22/2051		677,000	422,605
Mitsubishi UFJ Financial Group, Inc., 1.412%, 7/17/2025		2,681,000	2,393,195
Mitsubishi UFJ Financial Group, Inc., 2.494% to 10/13/2031, FLR (CMT - 1yr. + 0.97%) to 10/13/2032		484,000	356,382
Morgan Stanley, 3.125%, 7/27/2026		534,000	487,320
Morgan Stanley, 1.593% to 5/04/2026, FLR (SOFR - 1 day + 0.879%) to 5/04/2027		2,003,000	1,714,077
Morgan Stanley, 3.622% to 4/01/2030, FLR (SOFR - 1 day + 3.12%) to 4/01/2031		522,000	443,842

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
Natwest Group PLC, 5.125%, 12/31/2068	GBP	820,000	$737,020
Standard Chartered PLC, 0.8% to 11/17/2028, FLR (EUR Swap Rate - 1yr. + 0.85%) to 11/17/2029	EUR	630,000	483,132
Toronto Dominion Bank, 4.108%, 6/08/2027		$999,000	935,711
UBS Group AG, 2.746% to 2/11/2032, FLR (CMT - 1yr. + 1.1%) to 2/11/2033 (n)		1,622,000	1,167,122
Unicaja Banco S.A., 1%, 12/01/2026	EUR	700,000	604,232
UniCredit S.p.A., 2.569% to 9/22/2025, FLR (CMT - 1yr. + 2.3%) to 9/22/2026 (n)		$1,030,000	883,236
UniCredit S.p.A., 0.925% to 1/28/2027, FLR (EURIBOR - 3mo. + 0.85%) to 1/18/2028	EUR	850,000	706,990
Wells Fargo & Co., 3.35% to 3/02/2032, FLR (SOFR - 1 day + 1.5%) to 3/02/2033		$1,150,000	927,069
Wells Fargo & Co., 3.9%, 5/01/2045		316,000	228,634
			$25,010,049
Medical & Health Technology & Services – 0.4%
Alcon, Inc., 3.8%, 9/23/2049 (n)		$231,000	$158,979
Becton, Dickinson and Co., 4.298%, 8/22/2032		326,000	294,934
HCA, Inc., 5.125%, 6/15/2039		399,000	330,467
Laboratory Corp. of America Holdings, 3.6%, 2/01/2025		1,075,000	1,029,894
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045		567,000	459,121
Memorial Sloan-Kettering Cancer Center, 2.955%, 1/01/2050		670,000	416,956
New York Society for the Relief of the Ruptured & Crippled, 2.667%, 10/01/2050		1,300,000	738,419
ProMedica Toledo Hospital, “B”, AGM, 6.015%, 11/15/2048		590,000	516,312
Thermo Fisher Scientific Finance I B.V., 2%, 10/18/2051	EUR	630,000	393,419
Thermo Fisher Scientific, Inc., 1.75%, 10/15/2028		$1,119,000	928,832
			$5,267,333
Metals & Mining – 0.3%
Anglo American Capital PLC, 5.625%, 4/01/2030 (n)		$1,815,000	$1,712,892
Anglo American Capital PLC, 4.75%, 9/21/2032	EUR	380,000	358,354
Glencore Capital Finance DAC, 1.125%, 3/10/2028		1,060,000	851,636
Glencore Funding LLC, 2.85%, 4/27/2031 (n)		$1,032,000	798,877
			$3,721,759

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Midstream – 0.2%
Galaxy Pipeline Assets Bidco Ltd., 2.16%, 3/31/2034 (n)	$1,012,503	$824,379
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028	1,216,000	1,108,793
Targa Resources Corp., 4.2%, 2/01/2033	107,000	89,325
Targa Resources Corp., 4.95%, 4/15/2052	649,000	486,969
		$2,509,466
Mortgage-Backed – 3.8%
Fannie Mae, 4.5%, 3/01/2025 - 2/01/2046	$3,263,012	$3,137,063
Fannie Mae, 5.5%, 1/01/2037	12,354	12,660
Fannie Mae, 6%, 9/01/2037 - 6/01/2038	127,630	130,791
Fannie Mae, 5%, 4/01/2040 - 8/01/2040	886,499	882,548
Fannie Mae, 4%, 11/01/2040 - 2/01/2041	989,797	924,407
Fannie Mae, 3.5%, 5/01/2043 - 12/01/2046	1,536,541	1,379,875
Fannie Mae, UMBS, 2.5%, 4/01/2037 - 5/01/2052	5,554,788	4,622,025
Fannie Mae, UMBS, 2%, 7/01/2037 - 7/01/2052	3,274,187	2,660,335
Fannie Mae, UMBS, 3%, 12/01/2051 - 8/01/2052	3,523,692	3,002,404
Fannie Mae, UMBS, 3.5%, 6/01/2052 - 7/01/2052	998,016	878,166
Freddie Mac, 1.367%, 3/25/2027 (i)	1,523,000	77,076
Freddie Mac, 3.224%, 3/25/2027	4,500,000	4,221,697
Freddie Mac, 3.194%, 7/25/2027	3,914,000	3,650,652
Freddie Mac, 3.286%, 11/25/2027	2,576,000	2,401,433
Freddie Mac, 1.8%, 4/25/2030 (i)	3,170,226	337,514
Freddie Mac, 1.868%, 4/25/2030 (i)	2,614,093	287,572
Freddie Mac, 1.663%, 5/25/2030 (i)	3,298,344	328,504
Freddie Mac, 1.798%, 5/25/2030 (i)	7,375,798	790,509
Freddie Mac, 1.342%, 6/25/2030 (i)	3,056,884	250,240
Freddie Mac, 1.6%, 8/25/2030 (i)	2,713,457	265,568
Freddie Mac, 1.169%, 9/25/2030 (i)	1,752,322	127,598
Freddie Mac, 1.081%, 11/25/2030 (i)	3,594,105	247,301
Freddie Mac, 0.329%, 1/25/2031 (i)	13,673,905	276,046
Freddie Mac, 0.517%, 3/25/2031 (i)	16,756,624	544,218
Freddie Mac, 0.938%, 7/25/2031 (i)	3,177,082	205,097
Freddie Mac, 0.536%, 9/25/2031 (i)	13,281,588	508,434
Freddie Mac, 0.855%, 9/25/2031 (i)	4,021,884	237,648
Freddie Mac, 0.567%, 12/25/2031 (i)	3,294,996	130,865
Freddie Mac, 5.5%, 7/01/2037	23,318	23,936
Freddie Mac, 4.5%, 12/01/2039 - 5/01/2042	1,005,075	973,893
Freddie Mac, 5%, 7/01/2041	365,478	366,541
Freddie Mac, UMBS, 2%, 4/01/2037 - 5/01/2052	1,777,124	1,443,345
Freddie Mac, UMBS, 3.5%, 1/01/2047 - 9/01/2052	2,038,631	1,808,545
Freddie Mac, UMBS, 3%, 6/01/2050 - 7/01/2052	732,383	624,268
Freddie Mac, UMBS, 2.5%, 10/01/2051 - 6/01/2052	6,192,249	5,083,630

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, UMBS, 4%, 5/01/2052	$146,213	$133,462
Freddie Mac, UMBS, 5%, 9/01/2052	24,716	23,854
Ginnie Mae, 5%, 5/15/2040 - 9/20/2052	268,306	265,112
Ginnie Mae, 3.5%, 6/20/2043 - 10/20/2052	1,149,247	1,042,129
Ginnie Mae, 2.5%, 8/20/2051 - 5/20/2052	1,991,850	1,692,221
Ginnie Mae, 3%, 10/20/2051 - 6/20/2052	1,468,440	1,282,309
Ginnie Mae, 2%, 1/20/2052	906,054	746,263
Ginnie Mae, 4%, 9/20/2052 - 10/20/2052	1,482,534	1,367,706
Ginnie Mae, 4.5%, 9/20/2052	324,342	307,743
Ginnie Mae, TBA, 3%, 11/15/2052	575,000	500,475
Ginnie Mae, TBA, 3.5%, 11/15/2052	650,000	581,692
Ginnie Mae, TBA, 5%, 11/15/2052	350,000	340,443
UMBS, TBA, 2%, 11/25/2052	575,000	452,992
UMBS, TBA, 5.5%, 11/25/2052 - 12/25/2052	425,000	418,764
UMBS, TBA, 6%, 11/25/2052 - 12/25/2052	175,000	175,547
		$52,173,116
Municipals – 0.6%
Colorado Housing & Finance Authority Rev., Single Family Mortgage Class I, Taxable, “D-1”, GNMA, 5%, 11/01/2047	$750,000	$738,500
Connecticut Higher Education Supplemental Loan Authority Rev. Taxable (Chesla Loan Program), “C”, 4.668%, 11/15/2034	1,200,000	1,084,802
Iowa Student Loan Liquidity Corp. Rev., Taxable, “A”, 5.08%, 12/01/2039	1,045,000	924,994
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, “A”, 4.949%, 7/01/2038	1,815,000	1,674,032
Massachusetts Educational Financing Authority, Education Loan Subordinate Rev., Taxable, “A”, 2.641%, 7/01/2037	1,235,000	1,071,214
Michigan Finance Authority Hospital Rev., Taxable (Trinity Health Credit Group), 3.384%, 12/01/2040	945,000	699,655
Minnesota Housing Finance Agency, Residential Housing, Taxable, “G”, 4.337%, 1/01/2047	1,005,000	962,398
New Jersey Economic Development Authority State Pension Funding Rev., Taxable, “A”, NPFG, 7.425%, 2/15/2029	801,000	851,667
Oklahoma Development Finance Authority, Health System Rev., Taxable (OU Medicine Project), “C”, AGM, 4.65%, 8/15/2030	992,000	858,374
		$8,865,636

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Natural Gas - Distribution – 0.1%
Boston Gas Co., 3.15%, 8/01/2027 (n)		$857,000	$754,170
Infraestructura Energética Nova S.A.B. de C.V., 4.875%, 1/14/2048		710,000	483,608
			$1,237,778
Natural Gas - Pipeline – 0.1%
APT Pipelines Ltd., 0.75%, 3/15/2029	EUR	970,000	$749,372
APT Pipelines Ltd., 2.5%, 3/15/2036	GBP	850,000	607,522
			$1,356,894
Network & Telecom – 0.1%
AT&T, Inc., 3.5%, 9/15/2053		$246,000	$157,890
Orange S.A., 3.25%, 1/15/2032	GBP	700,000	691,234
Verizon Communications, Inc., 2.55%, 3/21/2031		$1,057,000	835,266
Verizon Communications, Inc., 3.55%, 3/22/2051		584,000	394,199
			$2,078,589
Oils – 0.1%
Neste Oyj, 0.75%, 3/25/2028	EUR	1,000,000	$833,966
Phillips 66, 4.875%, 11/15/2044		$568,000	484,656
			$1,318,622
Other Banks & Diversified Financials – 0.6%
Arion Banki HF, 4.875%, 12/21/2024	EUR	1,080,000	$1,034,414
Bank Hapoalim B.M., 3.255% to 1/21/2027, FLR (CMT - 5yr. + 2.155%) to 1/21/2032 (n)		$702,000	573,885
Banque Federative du Credit Mutuel S.A., 1.125%, 11/19/2031	EUR	600,000	423,210
Belfius Bank S.A., 1.25% to 4/06/2029, FLR (EUR Swap Rate - 5yr. + 1.3%) to 4/06/2034		400,000	298,214
BPCE S.A., 2.277% to 1/20/2031, FLR (SOFR - 1 day + 1.312%) to 1/20/2032 (n)		$960,000	677,358
CaixaBank S.A., 3.75%, 9/07/2029	EUR	600,000	575,379
Commerzbank AG, 4.625%, 3/21/2028		600,000	570,394
Deutsche Bank AG, 1.875% to 2/23/2027, FLR (EURIBOR - 3mo. + 1.38%) to 2/23/2028		200,000	167,487
Deutsche Bank AG, 3.25% to 5/24/2027, FLR (EURIBOR - 3mo. + 1.93%) to 5/24/2028		200,000	177,017
Deutsche Bank AG, 1.375% to 2/17/2031, FLR (EURIBOR - 3mo. + 1.5%) to 2/17/2032		400,000	274,418
Deutsche Bank AG, 4%, 6/24/2032		200,000	173,003
Deutsche Bank AG, 4%, 6/24/2032		500,000	432,508
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)		$950,000	891,742

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Other Banks & Diversified Financials – continued
Groupe des Assurances du Credit Mutuel, 1.85% to 4/21/2032, FLR (EURIBOR - 3mo. + 2.65%) to 4/21/2042	EUR	700,000	$487,701
Intesa Sanpaolo S.p.A., 2.625%, 3/11/2036	GBP	1,080,000	757,861
Macquarie Group Ltd., 4.08%, 5/31/2029		640,000	636,075
Virgin Money UK PLC, 5.125% to 12/11/2025, FLR (GBP Government Yield - 5yr. + 5.25%) to 12/11/2030		650,000	676,121
			$8,826,787
Pollution Control – 0.0%
Waste Connections, Inc., 4.2%, 1/15/2033		$195,000	$176,344
Printing & Publishing – 0.0%
Informa PLC, 3.125%, 7/05/2026	GBP	448,000	$456,065
Railroad & Shipping – 0.1%
Canadian Pacific Railway Co., 2.45%, 12/02/2031		$386,000	$306,227
Wabtec Transportation Netherlands B.V., 1.25%, 12/03/2027	EUR	1,469,000	1,187,238
			$1,493,465
Real Estate - Office – 0.1%
Corporate Office Property LP, REIT, 2.25%, 3/15/2026		$675,000	$584,933
Corporate Office Property LP, REIT, 2%, 1/15/2029		425,000	317,002
Corporate Office Property LP, REIT, 2.75%, 4/15/2031		868,000	627,184
			$1,529,119
Real Estate - Other – 0.2%
EPR Properties, REIT, 3.6%, 11/15/2031		$725,000	$489,446
Lexington Realty Trust Co., 2.7%, 9/15/2030		881,000	674,220
SEGRO Capital S.à r.l., 0.5%, 9/22/2031	EUR	670,000	430,322
W.P. Carey, Inc., REIT, 2.4%, 2/01/2031		$1,296,000	973,200
			$2,567,188
Real Estate - Retail – 0.2%
Brixmor Operating Partnership LP, REIT, 4.05%, 7/01/2030		$877,000	$727,509
Hammerson Ireland Finance Designated Activity Co., 1.75%, 6/03/2027	EUR	662,000	466,197
Regency Centers Corp., 3.7%, 6/15/2030		$286,000	241,466
Spirit Realty, LP, REIT, 3.2%, 1/15/2027		531,000	459,872
STORE Capital Corp., REIT, 2.7%, 12/01/2031		949,000	717,514

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Real Estate - Retail – continued
Unibail-Rodamco, REIT, 2.125% to 10/25/2023, FLR (EUR Swap Rate - 5yr. + 1.675%) to 10/25/2028, FLR (EUR Swap Rate - 5yr. + 1.925%) to, 10/25/2043 FLR (EUR Swap Rate - 5yr. + 2.675%) to 10/25/2070	EUR	800,000	$683,869
			$3,296,427
Retailers – 0.1%
AutoZone, Inc., 4.75%, 8/01/2032		$326,000	$303,010
Home Depot, Inc., 4.875%, 2/15/2044		496,000	441,855
			$744,865
Specialty Chemicals – 0.0%
International Flavors & Fragrances, Inc., 1.832%, 10/15/2027 (n)		$699,000	$569,967
Specialty Stores – 0.1%
DICK'S Sporting Goods, 3.15%, 1/15/2032		$994,000	$754,487
Supermarkets – 0.0%
Auchan Holding S.A., 3.25%, 7/23/2027	EUR	500,000	$445,552
Supranational – 0.2%
Corporacion Andina de Fomento, 1.625%, 9/23/2025		$1,020,000	$928,251
International Bank for Reconstruction and Development, 4.25%, 6/24/2025	AUD	440,000	282,472
West African Development Bank, 4.7%, 10/22/2031		$1,033,000	779,047
West African Development Bank, 2.75%, 1/22/2033	EUR	1,200,000	825,529
			$2,815,299
Telecommunications - Wireless – 0.3%
American Tower Corp., REIT, 4%, 6/01/2025		$553,000	$528,933
Crown Castle, Inc., REIT, 1.35%, 7/15/2025		501,000	447,521
Crown Castle, Inc., REIT, 4.45%, 2/15/2026		957,000	916,128
Rogers Communications, Inc., 3.8%, 3/15/2032 (n)		765,000	651,315
T-Mobile USA, Inc., 3.875%, 4/15/2030		1,004,000	888,137
Vodafone Group PLC, 3.375%, 8/08/2049	GBP	860,000	689,129
			$4,121,163
Telephone Services – 0.1%
TELUS Corp., 2.85%, 11/13/2031	CAD	1,775,000	$1,059,502
Tobacco – 0.1%
B.A.T. Capital Corp., 2.125%, 8/15/2025	GBP	860,000	$880,566

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Transportation - Services – 0.2%
ERAC USA Finance LLC, 7%, 10/15/2037 (n)		$537,000	$548,471
Holding d'Infrastructures de Transport, 1.475%, 1/18/2031	EUR	800,000	596,085
Triton International Ltd., 3.15%, 6/15/2031 (n)		$769,000	567,060
Vinci S.A., 3.75%, 4/10/2029 (n)		1,334,000	1,199,433
			$2,911,049
U.S. Government Agencies and Equivalents – 0.0%
Small Business Administration, 5.31%, 5/01/2027		$36,266	$35,694
Small Business Administration, 2.22%, 3/01/2033		266,547	238,156
			$273,850
U.S. Treasury Obligations – 2.4%
U.S. Treasury Bill, 0%, 8/10/2023		$2,900,000	$2,803,000
U.S. Treasury Bonds, 1.125%, 8/15/2040 (f)		24,787,000	14,669,837
U.S. Treasury Bonds, 2.375%, 11/15/2049		11,794,000	8,242,440
U.S. Treasury Notes, 2.375%, 5/15/2029 (f)		8,655,700	7,748,204
			$33,463,481
Utilities - Electric Power – 0.9%
American Electric Power Co., Inc., 2.3%, 3/01/2030		$1,460,000	$1,150,247
Bruce Power LP, 2.68%, 12/21/2028	CAD	1,600,000	1,029,997
Duke Energy Corp., 3.75%, 9/01/2046		$910,000	625,349
Enel Americas S.A., 4%, 10/25/2026		3,133,000	2,896,736
Enel Finance International N.V., 2.25%, 7/12/2031 (n)		580,000	393,488
Enel Finance International N.V., 4.75%, 5/25/2047 (n)		456,000	304,911
Enel S.p.A., 2.25% to 3/10/2027, FLR (EUR Swap Rate - 5yr. + 2.679%) to 3/10/2032, FLR (EUR Swap Rate - 5yr. + 2.929%) to 3/10/2047, FLR (EUR Swap Rate - 5yr. + 3.679%) to 3/10/2070	EUR	645,000	512,391
Enel S.p.A., 1.875%, 3/08/2170		1,025,000	673,575
Evergy, Inc., 2.9%, 9/15/2029		$1,246,000	1,028,994
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)		758,000	589,815
National Grid Electricity Transmission PLC, 2%, 4/17/2040	GBP	820,000	545,264
NextEra Energy Capital Holdings, Inc., 3.55%, 5/01/2027		$351,000	323,132
Southern California Edison Co., 3.65%, 2/01/2050		478,000	319,561
Virginia Electric & Power Co., 3.5%, 3/15/2027		1,800,000	1,676,151
Xcel Energy, Inc., 4.6%, 6/01/2032		351,000	323,277
			$12,392,888
Total Bonds (Identified Cost, $605,358,426)			$507,259,722

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Preferred Stocks – 0.7%
Computer Software - Systems – 0.1%
Samsung Electronics Co. Ltd.	23,569	$880,131
Consumer Products – 0.5%
Henkel AG & Co. KGaA	110,144	$6,942,441
Metals & Mining – 0.1%
Gerdau S.A.	242,800	$1,210,357
Total Preferred Stocks (Identified Cost, $8,145,137)		$9,032,929
Convertible Preferred Stocks – 0.1%
Medical Equipment – 0.1%
Boston Scientific Corp., 5.5% (Identified Cost, $1,472,916)	13,573	$1,493,573
Investment Companies (h) – 2.6%
Money Market Funds – 2.6%
MFS Institutional Money Market Portfolio, 3.02% (v) (Identified Cost, $35,382,603)	35,384,108	$35,384,108

Portfolio of Investments – continued
Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts	Value ($)
Purchased Options – 0.0%
Market Index Securities – 0.0%
iTraxx Europe Crossover Series 38 Index Credit Default Swap-Fund pays 5%, Fund receives notional amount upon a defined credit event of an index constituent – November 2022 @ EUR 600	Call	BNP Paribas S.A.	$ 6,720,711	EUR 6,910,000	$131,852
iTraxx Europe Crossover Series 38 Index Credit Default Swap-Fund pays 5%, Fund receives notional amount upon a defined credit event of an index constituent – February 2023 @ EUR 90	Call	Merrill Lynch International	41,954,071	EUR 42,680,000	56,089
Total Purchased Options (Premiums Paid, $133,725)					$187,941

Written Options (see table below) – (0.0)%
(Premiums Received, $41,818)	$(1,660)

Other Assets, Less Liabilities – 0.2%	2,567,225
Net Assets – 100.0%	$1,365,914,743

(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $35,384,108 and $1,327,965,070, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $70,259,809, representing 5.1% of net assets.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.

Portfolio of Investments – continued
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
AGM	Assured Guaranty Municipal
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Assn.
ICE	Intercontinental Exchange
IEU	International Equity Unit
LIBOR	London Interbank Offered Rate
NPFG	National Public Finance Guarantee Corp.
PCL	Public Company Limited
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Security
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi (Offshore)
CNY	China Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
ISK	Iceland Krona
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TWD	Taiwan Dollar
UYU	Uruguayan Peso

Portfolio of Investments – continued
Derivative Contracts at 10/31/22
Written Options
Underlying	Put/ Call	Counterparty	Par Amount/ Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Liability Derivatives
Market Index Securities
iTraxx Europe Crossover Series 38 Index Credit Default Swap-Fund pays 5%, Fund receives notional amount upon a defined credit event of an index constituent	Put	BNP Paribas S.A.	EUR (4,580,000)	$(4,454,538)	EUR 800.00	November – 2022	$(1,660)

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
AUD	5,835,967	USD	3,671,169	State Street Bank Corp.	1/20/2023	$72,134
CAD	24,626,114	USD	17,896,846	HSBC Bank	1/20/2023	199,398
CLP	224,477,733	USD	236,337	Citibank N.A.	11/08/2022	1,424
DKK	8,708,598	USD	1,147,424	Deutsche Bank AG	1/20/2023	16,798
EUR	3,313,921	USD	3,274,097	Brown Brothers Harriman	1/20/2023	23,237
EUR	20,679	USD	20,502	Deutsche Bank AG	1/20/2023	73
EUR	31,164,737	USD	30,688,851	HSBC Bank	1/20/2023	319,902
EUR	431,914	USD	423,013	HSBC Bank	1/30/2023	7,052
EUR	844,598	USD	838,493	JPMorgan Chase Bank N.A.	1/20/2023	1,877
GBP	146,583	USD	166,616	Brown Brothers Harriman	1/20/2023	1,960
GBP	7,220,977	USD	8,213,020	Goldman Sachs International	1/20/2023	91,364
GBP	7,807,427	USD	8,773,707	Morgan Stanley Capital Services, Inc.	1/20/2023	205,115
GBP	817,751	USD	920,427	NatWest Markets PLC	1/20/2023	20,016
HUF	162,983,000	USD	377,748	UBS AG	1/20/2023	6,433
ILS	3,400,000	USD	968,466	Brown Brothers Harriman	1/19/2023	632
JPY	177,433,471	USD	1,199,406	Deutsche Bank AG	1/20/2023	6,850
JPY	3,451,129,472	USD	23,414,950	State Street Bank Corp.	1/20/2023	47,043
KRW	18,882,690,175	USD	13,221,321	Barclays Bank PLC	11/07/2022	34,063
MXN	12,615,941	USD	616,907	HSBC Bank	1/20/2023	10,571
MXN	16,046,795	USD	778,614	JPMorgan Chase Bank N.A.	3/15/2023	11,346
NOK	999,461	USD	94,422	Brown Brothers Harriman	1/20/2023	1,989
NZD	14,382,910	USD	8,157,720	BNP Paribas S.A.	1/20/2023	215,048
NZD	2,621,777	USD	1,519,035	Brown Brothers Harriman	1/20/2023	7,189
NZD	4,451,722	USD	2,535,747	HSBC Bank	1/20/2023	55,748

Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
NZD	17,177,119	USD	9,768,713	State Street Bank Corp.	1/20/2023	$230,656
PLN	4,899,803	USD	981,767	HSBC Bank	1/20/2023	29,208
SEK	23,035,551	USD	2,067,545	Deutsche Bank AG	1/20/2023	33,007
SGD	17,252,342	USD	12,116,769	State Street Bank Corp.	1/20/2023	78,602
THB	68,750,000	USD	1,812,769	JPMorgan Chase Bank N.A.	1/17/2023	5,411
USD	6,517,727	CAD	8,825,590	Goldman Sachs International	1/20/2023	32,333
USD	267,390	CAD	363,507	HSBC Bank	1/20/2023	270
USD	199,864	EUR	197,054	Brown Brothers Harriman	1/20/2023	3,797
USD	1,408,722	EUR	1,406,664	Deutsche Bank AG	1/20/2023	9,099
USD	497,716	EUR	496,040	HSBC Bank	1/20/2023	4,158
USD	1,533,660	EUR	1,512,429	State Street Bank Corp.	1/20/2023	28,802
USD	322,154	JPY	47,044,162	Deutsche Bank AG	1/20/2023	2,332
USD	1,738,284	JPY	252,049,032	NatWest Markets PLC	1/20/2023	24,765
USD	1,908,934	KRW	2,713,550,000	Barclays Bank PLC	1/13/2023	41
USD	2,808,941	KRW	3,782,519,325	Barclays Bank PLC	11/07/2022	153,665
USD	11,685,178	KRW	15,100,170,850	Citibank N.A.	11/07/2022	1,085,069
USD	7,408,600	KRW	10,517,767,309	Merrill Lynch International	1/25/2023	5,943
USD	2,434,458	TWD	76,247,221	Barclays Bank PLC	1/13/2023	52,092
USD	3,166,303	TWD	97,348,000	Barclays Bank PLC	11/08/2022	144,035
						$3,280,547
Liability Derivatives
AUD	4,148,915	USD	2,692,366	Merrill Lynch International	1/20/2023	$(31,171)
CHF	2,505,890	USD	2,542,846	NatWest Markets PLC	1/20/2023	(15,473)
CLP	2,443,589,438	USD	2,721,146	Merrill Lynch International	11/08/2022	(132,955)
CNH	27,194,000	USD	3,792,748	Citibank N.A.	1/20/2023	(67,610)
CNH	1,542,380	USD	215,333	HSBC Bank	1/20/2023	(4,053)
COP	1,548,655,025	USD	314,626	Goldman Sachs International	11/25/2022	(2,328)
CZK	74,393,329	USD	3,043,441	Goldman Sachs International	1/20/2023	(54,324)
EUR	589,348	USD	591,825	Deutsche Bank AG	1/20/2023	(5,427)
EUR	1,970,547	USD	1,985,097	HSBC Bank	1/20/2023	(24,412)
EUR	527,908	USD	527,919	JPMorgan Chase Bank N.A.	1/20/2023	(2,654)
EUR	553,698	USD	554,353	State Street Bank Corp.	1/20/2023	(3,426)
GBP	416,483	USD	483,594	HSBC Bank	1/20/2023	(4,624)
IDR	41,290,358,660	USD	2,761,343	Barclays Bank PLC	11/09/2022	(114,372)
JPY	219,874,291	USD	1,516,022	Citibank N.A.	1/20/2023	(21,239)
JPY	52,267,417	USD	361,090	UBS AG	1/20/2023	(5,758)
NOK	3,305,520	USD	321,874	Brown Brothers Harriman	1/20/2023	(3,015)
USD	2,550,931	AUD	4,091,899	State Street Bank Corp.	1/20/2023	(73,693)
USD	524,380	CAD	713,626	Citibank N.A.	1/20/2023	(21)
USD	294,792	CAD	403,854	Deutsche Bank AG	1/20/2023	(1,976)
USD	3,492,368	CAD	4,792,037	HSBC Bank	1/20/2023	(29,011)
USD	10,920,806	CAD	15,054,488	JPMorgan Chase Bank N.A.	1/20/2023	(141,828)
USD	2,492,863	CLP	2,437,396,561	Goldman Sachs International	11/08/2022	(88,769)
USD	4,976,463	CZK	124,958,993	Deutsche Bank AG	1/20/2023	(44,377)
USD	12,673,594	EUR	12,847,057	HSBC Bank	1/20/2023	(109,162)

Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
USD	769,910	EUR	779,718	JPMorgan Chase Bank N.A.	1/20/2023	$(5,904)
USD	12,170,080	EUR	12,412,103	State Street Bank Corp.	1/20/2023	(179,900)
USD	2,860,653	EUR	2,905,620	UBS AG	1/20/2023	(30,424)
USD	187,007	GBP	167,242	Deutsche Bank AG	1/30/2023	(5,378)
USD	1,539,213	GBP	1,369,656	HSBC Bank	1/20/2023	(35,941)
USD	3,112,752	GBP	2,725,223	Morgan Stanley Capital Services, Inc.	1/20/2023	(21,353)
USD	21,874,194	GBP	19,426,120	State Street Bank Corp.	1/20/2023	(466,543)
USD	943,169	JPY	139,687,328	Morgan Stanley Capital Services, Inc.	1/20/2023	(6,474)
USD	13,253,801	KRW	18,882,690,175	Barclays Bank PLC	2/02/2023	(40,878)
USD	1,139,854	NOK	12,070,874	Citibank N.A.	1/20/2023	(24,534)
USD	21,144,536	NZD	37,246,624	State Street Bank Corp.	1/20/2023	(537,956)
						$(2,336,963)

Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
Canadian Treasury Bond 5 yr	Short	CAD	219	$17,983,286	December – 2022	$58,145
Euro-Bobl 5 yr	Short	EUR	128	15,137,776	December – 2022	328,922
Euro-BTP 10yr	Short	EUR	126	14,276,161	December – 2022	277,811
Euro-Bund 10 yr	Long	EUR	80	10,945,066	December – 2022	96,080
Euro-Schatz 2 yr	Short	EUR	136	14,372,278	December – 2022	93,214
Long Gilt 10 yr	Short	GBP	67	7,847,220	December – 2022	581,365
U.S. Treasury Bond	Short	USD	64	7,712,000	December – 2022	963,763
U.S. Treasury Note 5 yr	Short	USD	506	53,936,437	December – 2022	2,343,746
U.S. Treasury Ultra Note 10 yr	Short	USD	200	23,196,875	December – 2022	903,799
						$5,646,845
Liability Derivatives
Interest Rate Futures
Canadian Treasury Bond 10 yr	Long	CAD	298	$26,911,543	December – 2022	$(259,597)
Euro-Buxl 30 yr	Long	EUR	61	8,694,050	December – 2022	(790,264)
U.S. Treasury Note 10 yr	Long	USD	175	19,353,906	December – 2022	(1,169,506)
U.S. Treasury Note 2 yr	Long	USD	167	34,131,930	December – 2022	(169,303)
U.S. Treasury Ultra Bond	Long	USD	22	2,808,437	December – 2022	(46,800)
						$(2,435,470)

Portfolio of Investments – continued
Uncleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Liability Derivatives
Credit Default Swaps
6/20/27	EUR	850,000	BNP Paribas S.A.	1.00%/Quarterly	(1)	$11,808	$(74,276)	$(62,467)
12/20/27	EUR	830,000	Barclays Bank PLC	1.00%/Quarterly	(2)	11,798	(20,532)	(8,734)
12/20/31	EUR	1,140,000	Barclays Bank PLC	1.00%/Quarterly	(3)	(48,271)	11,458	(36,814)
						$(24,665)	$(83,350)	$(108,015)
(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by Unibail Rodamc Westfield SE, 1.375%, 3/9/26, a BBB+ rated bond. The fund entered into the contract to gain issuer exposure.
(2)	Fund, as protection seller, to pay notional amount upon a defined credit event by Airbus SE, 2.375%, 4/2/24, an A rated bond. The fund entered into the contract to gain issuer exposure.
(3)	Fund, as protection seller, to pay notional amount upon a defined credit event by Daimler Finance North America LLC, 1.4%, 1/12/24, an A- rated bond. The fund entered into the contract to gain issuer exposure.
The credit ratings presented here are an indicator of the current payment/performance risk of the related swap agreement, the reference obligation for which may be either a single security or, in the case of a credit default swap index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, than the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default swap index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At October 31, 2022, the fund had cash collateral of $210,000 and other liquid securities with an aggregate value of $3,710,569 to cover any collateral or margin obligations for certain derivative contracts.  Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 10/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $1,222,025,273)	$1,327,965,070
Investments in affiliated issuers, at value (identified cost, $35,382,603)	35,384,108
Cash	1,080,159
Foreign currency, at value (identified cost, $683,202)	683,281
Restricted cash for
Forward foreign currency exchange contracts	210,000
Receivables for
Forward foreign currency exchange contracts	3,280,547
Net daily variation margin on open futures contracts	174,813
Investments sold	2,790,346
TBA sale commitments	456,023
Fund shares sold	725,874
Interest and dividends	8,891,485
Other assets	28
Total assets	$1,381,641,734
Liabilities
Payables for
Forward foreign currency exchange contracts	$2,336,963
Investments purchased	7,614,715
TBA purchase commitments	2,979,902
Fund shares reacquired	2,038,879
Written options (premiums received, $41,818)	1,660
Uncleared swaps, at value (net of unamortized premiums received, $83,350)	108,015
Payable to affiliates
Investment adviser	43,500
Administrative services fee	2,338
Shareholder servicing costs	375,076
Distribution and service fees	26,777
Payable for independent Trustees' compensation	50
Deferred country tax expense payable	9,272
Accrued expenses and other liabilities	189,844
Total liabilities	$15,726,991
Net assets	$1,365,914,743

Statement of Assets and Liabilities – continued
Net assets consist of
Paid-in capital	$1,242,777,280
Total distributable earnings (loss)	123,137,463
Net assets	$1,365,914,743
Shares of beneficial interest outstanding	88,230,166

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$626,576,709	40,229,747	$15.57
Class B	9,966,195	627,030	15.89
Class C	67,989,024	4,356,120	15.61
Class I	420,714,582	27,374,658	15.37
Class R1	2,217,936	143,169	15.49
Class R2	4,022,175	261,828	15.36
Class R3	16,923,402	1,090,762	15.52
Class R4	5,017,823	321,609	15.60
Class R6	212,486,897	13,825,243	15.37

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $16.52 [100 / 94.25 x $15.57]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 10/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$29,569,615
Interest	14,575,358
Dividends from affiliated issuers	315,293
Other	95,185
Income on securities loaned	14,018
Foreign taxes withheld	(1,592,302)
Total investment income	$42,977,167
Expenses
Management fee	$12,195,478
Distribution and service fees	2,950,917
Shareholder servicing costs	1,497,404
Administrative services fee	252,235
Independent Trustees' compensation	24,582
Custodian fee	275,087
Shareholder communications	139,764
Audit and tax fees	86,093
Legal fees	6,779
Miscellaneous	240,284
Total expenses	$17,668,623
Fees paid indirectly	(54,319)
Reduction of expenses by investment adviser and distributor	(1,446,044)
Net expenses	$16,168,260
Net investment income (loss)	$26,808,907

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $19,552 country tax)	$4,461,491
Affiliated issuers	(885)
Written options	22,173
Futures contracts	12,376,085
Swap agreements	(74,466)
Forward foreign currency exchange contracts	(7,246,372)
Foreign currency	(785,894)
Net realized gain (loss)	$8,752,132
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $3,037 decrease in deferred country tax)	$(291,796,190)
Affiliated issuers	(212)
Written options	40,158
Futures contracts	1,057,544
Swap agreements	(24,665)
Forward foreign currency exchange contracts	1,860,763
Translation of assets and liabilities in foreign currencies	(450,778)
Net unrealized gain (loss)	$(289,313,380)
Net realized and unrealized gain (loss)	$(280,561,248)
Change in net assets from operations	$(253,752,341)
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	10/31/22	10/31/21
Change in net assets
From operations
Net investment income (loss)	$26,808,907	$23,918,866
Net realized gain (loss)	8,752,132	168,413,931
Net unrealized gain (loss)	(289,313,380)	130,474,754
Change in net assets from operations	$(253,752,341)	$322,807,551
Total distributions to shareholders	$(158,295,050)	$(127,898,152)
Change in net assets from fund share transactions	$(58,826,426)	$(8,865,770)
Total change in net assets	$(470,873,817)	$186,043,629
Net assets
At beginning of period	1,836,788,560	1,650,744,931
At end of period	$1,365,914,743	$1,836,788,560
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$19.98	$17.90	$18.51	$17.02	$18.08
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.24	$0.22	$0.30	$0.27
Net realized and unrealized gain (loss)	(2.96)	3.22	(0.03)	1.70	(0.81)
Total from investment operations	$(2.69)	$3.46	$0.19	$2.00	$(0.54)
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.35)	$(0.29)	$(0.23)	$(0.28)
From net realized gain	(1.63)	(1.03)	(0.51)	(0.28)	(0.24)
Total distributions declared to shareholders	$(1.72)	$(1.38)	$(0.80)	$(0.51)	$(0.52)
Net asset value, end of period (x)	$15.57	$19.98	$17.90	$18.51	$17.02
Total return (%) (r)(s)(t)(x)	(14.80)	19.88	1.00	12.03	(3.12)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	1.16	1.17	1.16	1.15
Expenses after expense reductions (f)	1.09	1.09	1.09	1.09	1.09
Net investment income (loss)	1.59	1.24	1.26	1.70	1.48
Portfolio turnover	70	94	89	65	52
Net assets at end of period (000 omitted)	$626,577	$810,477	$698,352	$754,092	$731,699
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$20.45	$18.29	$18.88	$17.34	$18.41
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.10	$0.09	$0.17	$0.13
Net realized and unrealized gain (loss)	(3.03)	3.29	(0.03)	1.73	(0.83)
Total from investment operations	$(2.89)	$3.39	$0.06	$1.90	$(0.70)
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.20)	$(0.14)	$(0.08)	$(0.13)
From net realized gain	(1.63)	(1.03)	(0.51)	(0.28)	(0.24)
Total distributions declared to shareholders	$(1.67)	$(1.23)	$(0.65)	$(0.36)	$(0.37)
Net asset value, end of period (x)	$15.89	$20.45	$18.29	$18.88	$17.34
Total return (%) (r)(s)(t)(x)	(15.43)	18.96	0.26	11.21	(3.90)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.93	1.91	1.92	1.91	1.90
Expenses after expense reductions (f)	1.84	1.84	1.84	1.84	1.84
Net investment income (loss)	0.80	0.49	0.51	0.96	0.72
Portfolio turnover	70	94	89	65	52
Net assets at end of period (000 omitted)	$9,966	$17,638	$19,630	$28,393	$36,088

Class C	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$20.12	$18.01	$18.60	$17.10	$18.15
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.10	$0.09	$0.17	$0.13
Net realized and unrealized gain (loss)	(2.98)	3.24	(0.03)	1.70	(0.80)
Total from investment operations	$(2.84)	$3.34	$0.06	$1.87	$(0.67)
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.20)	$(0.14)	$(0.09)	$(0.14)
From net realized gain	(1.63)	(1.03)	(0.51)	(0.28)	(0.24)
Total distributions declared to shareholders	$(1.67)	$(1.23)	$(0.65)	$(0.37)	$(0.38)
Net asset value, end of period (x)	$15.61	$20.12	$18.01	$18.60	$17.10
Total return (%) (r)(s)(t)(x)	(15.43)	19.00	0.28	11.14	(3.81)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.93	1.91	1.92	1.91	1.90
Expenses after expense reductions (f)	1.84	1.84	1.84	1.84	1.84
Net investment income (loss)	0.81	0.49	0.52	0.96	0.72
Portfolio turnover	70	94	89	65	52
Net assets at end of period (000 omitted)	$67,989	$116,520	$144,961	$211,090	$255,464
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$19.75	$17.70	$18.31	$16.85	$17.91
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.29	$0.27	$0.34	$0.31
Net realized and unrealized gain (loss)	(2.93)	3.19	(0.04)	1.67	(0.81)
Total from investment operations	$(2.62)	$3.48	$0.23	$2.01	$(0.50)
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.40)	$(0.33)	$(0.27)	$(0.32)
From net realized gain	(1.63)	(1.03)	(0.51)	(0.28)	(0.24)
Total distributions declared to shareholders	$(1.76)	$(1.43)	$(0.84)	$(0.55)	$(0.56)
Net asset value, end of period (x)	$15.37	$19.75	$17.70	$18.31	$16.85
Total return (%) (r)(s)(t)(x)	(14.59)	20.23	1.27	12.26	(2.90)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.91	0.92	0.91	0.90
Expenses after expense reductions (f)	0.84	0.84	0.84	0.84	0.84
Net investment income (loss)	1.83	1.49	1.50	1.94	1.75
Portfolio turnover	70	94	89	65	52
Net assets at end of period (000 omitted)	$420,715	$597,469	$524,907	$569,767	$667,895

Class R1	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$19.98	$17.90	$18.51	$17.02	$18.08
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.10	$0.09	$0.17	$0.12
Net realized and unrealized gain (loss)	(2.97)	3.22	(0.03)	1.69	(0.80)
Total from investment operations	$(2.82)	$3.32	$0.06	$1.86	$(0.68)
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.21)	$(0.16)	$(0.09)	$(0.14)
From net realized gain	(1.63)	(1.03)	(0.51)	(0.28)	(0.24)
Total distributions declared to shareholders	$(1.67)	$(1.24)	$(0.67)	$(0.37)	$(0.38)
Net asset value, end of period (x)	$15.49	$19.98	$17.90	$18.51	$17.02
Total return (%) (r)(s)(t)(x)	(15.43)	18.99	0.23	11.18	(3.84)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.93	1.91	1.92	1.91	1.90
Expenses after expense reductions (f)	1.84	1.84	1.84	1.84	1.84
Net investment income (loss)	0.87	0.49	0.51	0.96	0.65
Portfolio turnover	70	94	89	65	52
Net assets at end of period (000 omitted)	$2,218	$2,432	$2,396	$2,483	$2,352
See Notes to Financial Statements

Financial Highlights – continued
Class R2	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$19.76	$17.71	$18.31	$16.84	$17.89
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.19	$0.18	$0.25	$0.22
Net realized and unrealized gain (loss)	(2.93)	3.19	(0.04)	1.68	(0.80)
Total from investment operations	$(2.70)	$3.38	$0.14	$1.93	$(0.58)
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.30)	$(0.23)	$(0.18)	$(0.23)
From net realized gain	(1.63)	(1.03)	(0.51)	(0.28)	(0.24)
Total distributions declared to shareholders	$(1.70)	$(1.33)	$(0.74)	$(0.46)	$(0.47)
Net asset value, end of period (x)	$15.36	$19.76	$17.71	$18.31	$16.84
Total return (%) (r)(s)(t)(x)	(14.98)	19.61	0.75	11.74	(3.37)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.43	1.41	1.42	1.41	1.40
Expenses after expense reductions (f)	1.34	1.34	1.34	1.34	1.34
Net investment income (loss)	1.35	0.99	1.00	1.44	1.21
Portfolio turnover	70	94	89	65	52
Net assets at end of period (000 omitted)	$4,022	$5,047	$4,997	$11,286	$13,788

Class R3	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$19.92	$17.85	$18.45	$16.97	$18.03
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.24	$0.22	$0.30	$0.26
Net realized and unrealized gain (loss)	(2.95)	3.21	(0.02)	1.69	(0.80)
Total from investment operations	$(2.68)	$3.45	$0.20	$1.99	$(0.54)
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.35)	$(0.29)	$(0.23)	$(0.28)
From net realized gain	(1.63)	(1.03)	(0.51)	(0.28)	(0.24)
Total distributions declared to shareholders	$(1.72)	$(1.38)	$(0.80)	$(0.51)	$(0.52)
Net asset value, end of period (x)	$15.52	$19.92	$17.85	$18.45	$16.97
Total return (%) (r)(s)(t)(x)	(14.78)	19.88	1.05	12.01	(3.14)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	1.16	1.17	1.16	1.15
Expenses after expense reductions (f)	1.09	1.09	1.09	1.09	1.09
Net investment income (loss)	1.59	1.24	1.25	1.69	1.47
Portfolio turnover	70	94	89	65	52
Net assets at end of period (000 omitted)	$16,923	$19,529	$19,799	$20,300	$18,795
See Notes to Financial Statements

Financial Highlights – continued
Class R4	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$20.02	$17.93	$18.54	$17.05	$18.11
Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.29	$0.27	$0.34	$0.31
Net realized and unrealized gain (loss)	(2.98)	3.23	(0.04)	1.70	(0.81)
Total from investment operations	$(2.66)	$3.52	$0.23	$2.04	$(0.50)
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.40)	$(0.33)	$(0.27)	$(0.32)
From net realized gain	(1.63)	(1.03)	(0.51)	(0.28)	(0.24)
Total distributions declared to shareholders	$(1.76)	$(1.43)	$(0.84)	$(0.55)	$(0.56)
Net asset value, end of period (x)	$15.60	$20.02	$17.93	$18.54	$17.05
Total return (%) (r)(s)(t)(x)	(14.59)	20.19	1.25	12.30	(2.87)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.91	0.92	0.91	0.90
Expenses after expense reductions (f)	0.84	0.84	0.84	0.84	0.84
Net investment income (loss)	1.88	1.50	1.51	1.95	1.71
Portfolio turnover	70	94	89	65	52
Net assets at end of period (000 omitted)	$5,018	$6,058	$6,461	$7,570	$7,514

Class R6	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$19.75	$17.71	$18.32	$16.85	$17.91
Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.31	$0.28	$0.35	$0.33
Net realized and unrealized gain (loss)	(2.93)	3.18	(0.03)	1.69	(0.81)
Total from investment operations	$(2.60)	$3.49	$0.25	$2.04	$(0.48)
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.42)	$(0.35)	$(0.29)	$(0.34)
From net realized gain	(1.63)	(1.03)	(0.51)	(0.28)	(0.24)
Total distributions declared to shareholders	$(1.78)	$(1.45)	$(0.86)	$(0.57)	$(0.58)
Net asset value, end of period (x)	$15.37	$19.75	$17.71	$18.32	$16.85
Total return (%) (r)(s)(t)(x)	(14.50)	20.26	1.36	12.44	(2.82)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.82	0.83	0.82	0.81
Expenses after expense reductions (f)	0.75	0.75	0.75	0.75	0.75
Net investment income (loss)	1.94	1.58	1.60	2.03	1.83
Portfolio turnover	70	94	89	65	52
Net assets at end of period (000 omitted)	$212,487	$261,619	$229,244	$230,324	$363,364

See Notes to Financial Statements

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Global Total Return Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
In June 2022, the FASB issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”), which affects all entities that have investments in equity securities measured at fair value that are subject to contractual sale restrictions. ASU 2022-03 clarifies that a contractual restriction on the sale of an equity security is a characteristic of the reporting entity holding the equity security rather than a characteristic of the asset and, therefore, is not considered in measuring the fair value of the equity security. The fund decided to early adopt ASU 2022-03 effective as of June 30, 2022 as the guidance in ASU 2022-03 was consistent with the fund’s existing practices for fair value measurement.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Notes to Financial Statements  - continued
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service.
Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other

Notes to Financial Statements  - continued
market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency exchange contracts, swap agreements, and written options. The following is a summary of the levels used as of October 31, 2022 in valuing the fund's assets and liabilities:

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$486,974,514	$—	$—	$486,974,514
United Kingdom	51,791,902	—	—	51,791,902
Switzerland	49,530,610	—	—	49,530,610
Japan	24,548,281	22,769,932	—	47,318,213
France	38,951,581	—	—	38,951,581
Canada	28,342,075	—	—	28,342,075
Germany	24,475,669	—	—	24,475,669
Netherlands	14,337,663	—	—	14,337,663
China	10,361,952	1,448,563	—	11,810,515
Other Countries	47,602,894	19,381,771	0	66,984,665
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	33,737,331	—	33,737,331
Non - U.S. Sovereign Debt	—	214,370,134	—	214,370,134
Municipal Bonds	—	8,865,636	—	8,865,636
U.S. Corporate Bonds	—	67,216,929	—	67,216,929
Residential Mortgage-Backed Securities	—	52,173,116	—	52,173,116
Commercial Mortgage-Backed Securities	—	17,693,709	—	17,693,709
Asset-Backed Securities (including CDOs)	—	27,423,505	—	27,423,505
Foreign Bonds	—	85,967,303	—	85,967,303
Mutual Funds	35,384,108	—	—	35,384,108
Total	$812,301,249	$551,047,929	$0	$1,363,349,178
Other Financial Instruments
Futures Contracts – Assets	$5,646,845	$—	$—	$5,646,845
Futures Contracts – Liabilities	(2,435,470)	—	—	(2,435,470)
Forward Foreign Currency Exchange Contracts – Assets	—	3,280,547	—	3,280,547
Forward Foreign Currency Exchange Contracts – Liabilities	—	(2,336,963)	—	(2,336,963)
Swap Agreements – Liabilities	—	(108,015)	—	(108,015)
Written Options - Liabilities	—	(1,660)	—	(1,660)
For further information regarding security characteristics, see the Portfolio of Investments.

Notes to Financial Statements  - continued
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 10/31/21	$—
Transfers into level 3	0
Balance as of 10/31/22	$0
At October 31, 2022, the fund held two level 3 securities.
Inflation-Adjusted Debt Securities — The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund also invests in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the

Notes to Financial Statements  - continued
daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2022 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$5,646,845	$(2,435,470)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	3,280,547	(2,336,963)
Credit	Purchased Option Contracts	187,941	—
Credit	Written Option Contracts	—	(1,660)
Credit	Uncleared Swap Agreements	—	(108,015)
Total		$9,115,333	$(4,882,108)
(a)	The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the Statement of Assets and Liabilities. Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$12,376,085	$(42,261)	$—	$1,791,495	$—
Foreign Exchange	—	—	(7,246,372)	(157,729)	—
Credit	—	(32,205)	—	(17,481)	22,173
Total	$12,376,085	$(74,466)	$(7,246,372)	$1,616,285	$22,173
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$1,057,544	$—	$—	$(1,285,432)	$—
Foreign Exchange	—	—	1,860,763	—	—
Credit	—	(24,665)	—	54,216	40,158
Total	$1,057,544	$(24,665)	$1,860,763	$(1,231,216)	$40,158

Notes to Financial Statements  - continued
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Written Options — In exchange for a premium, the fund wrote call options on securities for which it anticipated the price would decline and also wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.
The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction

Notes to Financial Statements  - continued
is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.
At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.
Purchased Options — The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to Financial Statements  - continued
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Swap Agreements — The fund entered into swap agreements which generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”).

Notes to Financial Statements  - continued
Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.
For both cleared and uncleared swaps, premiums paid or received at the inception of the agreements are amortized over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. The periodic exchange of net cash payments, as well as any liquidation payment received or made upon early termination, are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement (“ISDA”) between the fund and the counterparty and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. A credit default swap’s reference obligation may be either a single security or a basket of securities issued by corporate or sovereign issuers. At the inception of the agreement, the protection buyer may make an upfront payment to or receive an upfront payment from the protection seller. Over the term of the agreement, the protection buyer will make a series of periodic payments to the protection seller based on a fixed percentage applied to the agreement’s notional amount in exchange for a promise from the protection seller to make a specific payment should a defined credit event occur with respect to the reference obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event occurs, the protection buyer will either (i) receive from the protection seller an amount equal to the agreement’s notional amount and deliver the reference obligation (i.e., physical settlement) or (ii) receive from the protection seller a net settlement of cash equal to the agreement’s notional amount less the recovery value of the reference obligation. Upon determination of the final price for the reference obligation (or upon

Notes to Financial Statements  - continued
delivery of the reference obligation in the case of physical settlement), the difference between the recovery value of the reference obligation and the agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.
Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The aggregate fair value of credit default swap agreements in a net liability position as of October 31, 2022 is disclosed in the footnotes to the Portfolio of Investments. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. If a defined credit event had occurred as of October 31, 2022, the swap agreement's credit-risk-related contingent features would have been triggered and, for those swap agreements in a net liability position for which the fund is the protection seller, the fund in order to settle these swap agreements would have been required to either (1) pay the swap agreement’s notional value of EUR 2,820,000 less the value of the agreements’ related deliverable obligations as decided through an ISDA auction or (2) pay the notional value of the swap agreements in return for physical receipt of the deliverable obligations. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At October 31, 2022, there were no securities on loan or collateral outstanding.

Notes to Financial Statements  - continued
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period.
Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal amount, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in

Notes to Financial Statements  - continued
TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance. At the time that it enters into a TBA transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2022, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the

Notes to Financial Statements  - continued
applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to net operating losses, amortization and accretion of debt securities, treating a portion of the proceeds from redemptions as a distribution for tax purposes, wash sale loss deferrals and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 10/31/22	Year ended 10/31/21
Ordinary income (including any short-term capital gains)	$17,459,790	$35,867,262
Long-term capital gains	140,835,260	92,030,890
Total distributions	$158,295,050	$127,898,152
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 10/31/22
Cost of investments	$1,275,993,175
Gross appreciation	238,294,651
Gross depreciation	(146,893,364)
Net unrealized appreciation (depreciation)	$91,401,287
Undistributed long-term capital gain	32,028,636
Other temporary differences	(292,460)
Total distributable earnings (loss)	$123,137,463
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 10/31/22	Year ended 10/31/21
Class A	$68,656,802	$53,672,718
Class B	1,395,204	1,273,029
Class C	9,401,182	9,445,301
Class I	52,489,854	42,285,015
Class R1	202,464	164,770
Class R2	431,823	361,052
Class R3	1,760,140	1,519,960
Class R4	513,036	497,220
Class R6	23,444,545	18,679,087
Total	$158,295,050	$127,898,152
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $500 million	0.84%
In excess of $500 million and up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until February 29, 2024. For the year ended October 31, 2022, this management fee reduction amounted to $225,160, which is included in the reduction of total expenses in the Statement of Operations.
The management fee incurred for the year ended October 31, 2022 was equivalent to an annual effective rate of 0.75% of the fund's average daily net assets.
For the period from November 1, 2021 through July 31, 2022, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses did not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
1.09%	1.84%	1.84%	0.84%	1.84%	1.34%	1.09%	0.84%	0.78%

Notes to Financial Statements  - continued
This written agreement terminated on July 31, 2022. For the period from November 1, 2021 through July 31, 2022, this reduction amounted to $916,347 which is included in the reduction of total expenses in the Statement of Operations.
Effective August 1, 2022, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6
1.09%	1.84%	1.84%	0.84%	1.84%	1.34%	1.09%	0.84%	0.77%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 29, 2024. For the period from August 1, 2022 through October 31, 2022, this reduction amounted to $304,034, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $46,386 for the year ended October 31, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 1,798,163
Class B	0.75%	0.25%	1.00%	1.00%	137,343
Class C	0.75%	0.25%	1.00%	1.00%	924,664
Class R1	0.75%	0.25%	1.00%	1.00%	23,303
Class R2	0.25%	0.25%	0.50%	0.50%	22,807
Class R3	—	0.25%	0.25%	0.25%	44,637
Total Distribution and Service Fees					$2,950,917
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for

Notes to Financial Statements  - continued
accounts attributable to MFS or its affiliates' seed money. For the year ended October 31, 2022, this rebate amounted to $498 and $5 for Class A and Class B shares, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2022, were as follows:
Amount
Class A	$12,461
Class B	5,276
Class C	3,889
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended October 31, 2022, the fee was $152,541, which equated to 0.0095% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,344,863.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2022 was equivalent to an annual effective rate of 0.0157% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the

Notes to Financial Statements  - continued
Investment Company Act of 1940. During the year ended October 31, 2022, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $193,988 and $1,903,265, respectively. The sales transactions resulted in net realized gains (losses) of $6,136.
(4) Portfolio Securities
For the year ended October 31, 2022, purchases and sales of investments, other than purchased options and short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$266,724,907	$283,998,315
Non-U.S. Government securities	830,482,795	972,852,457
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 10/31/22		Year ended 10/31/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	3,771,994	$64,677,221	4,373,697	$84,778,727
Class B	5,507	102,053	4,856	93,924
Class C	255,357	4,527,459	374,840	7,327,015
Class I	5,139,242	86,292,529	5,299,816	101,702,117
Class R1	21,398	367,881	10,650	208,208
Class R2	63,108	1,068,831	41,301	792,127
Class R3	444,377	7,751,250	152,610	2,961,078
Class R4	83,054	1,432,904	70,946	1,392,577
Class R6	2,700,201	46,303,733	2,836,265	54,659,503
	12,484,238	$212,523,861	13,164,981	$253,915,276
Shares issued to shareholders in reinvestment of distributions
Class A	3,412,193	$62,646,092	2,617,171	$49,281,894
Class B	69,343	1,307,804	61,966	1,190,152
Class C	481,998	8,926,539	456,350	8,622,444
Class I	2,495,468	45,091,003	1,946,797	36,241,395
Class R1	11,016	202,464	8,773	164,770
Class R2	21,167	383,969	16,877	313,997
Class R3	96,252	1,760,140	81,087	1,519,960
Class R4	27,897	511,648	26,086	491,887
Class R6	1,113,319	20,094,105	855,542	15,932,843
	7,728,653	$140,923,764	6,070,649	$113,759,342

Notes to Financial Statements  - continued
	Year ended 10/31/22		Year ended 10/31/21
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(7,510,529)	$(128,190,321)	(5,442,782)	$(105,840,131)
Class B	(310,164)	(5,425,742)	(277,760)	(5,539,888)
Class C	(2,173,693)	(37,247,487)	(3,088,516)	(60,085,012)
Class I	(10,519,208)	(175,966,814)	(6,637,545)	(127,588,510)
Class R1	(10,966)	(192,539)	(31,518)	(612,574)
Class R2	(77,871)	(1,314,763)	(84,828)	(1,629,465)
Class R3	(430,455)	(7,576,772)	(362,528)	(6,909,193)
Class R4	(91,965)	(1,563,826)	(154,759)	(3,027,858)
Class R6	(3,235,658)	(54,795,787)	(3,392,351)	(65,307,757)
	(24,360,509)	$(412,274,051)	(19,472,587)	$(376,540,388)
Net change
Class A	(326,342)	$(867,008)	1,548,086	$28,220,490
Class B	(235,314)	(4,015,885)	(210,938)	(4,255,812)
Class C	(1,436,338)	(23,793,489)	(2,257,326)	(44,135,553)
Class I	(2,884,498)	(44,583,282)	609,068	10,355,002
Class R1	21,448	377,806	(12,095)	(239,596)
Class R2	6,404	138,037	(26,650)	(523,341)
Class R3	110,174	1,934,618	(128,831)	(2,428,155)
Class R4	18,986	380,726	(57,727)	(1,143,394)
Class R6	577,862	11,602,051	299,456	5,284,589
	(4,147,618)	$(58,826,426)	(236,957)	$(8,865,770)
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an

Notes to Financial Statements  - continued
agreed upon spread. For the year ended October 31, 2022, the fund’s commitment fee and interest expense were $7,029 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$57,314,626	$548,521,943	$570,451,364	$(885)	$(212)	$35,384,108

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$315,293	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints

Notes to Financial Statements  - continued
or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Management continues to monitor these events and to evaluate the related impacts on fund performance.

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Global Total Return Fund and the Board of Trustees of MFS Series Trust VI
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Global Total Return Fund (the “Fund”) (one of the funds constituting MFS Series Trust VI (the “Trust”)), including the portfolio of investments, as of October 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust VI) at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
December 15, 2022

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of December 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Pilar Gomez-Bravo Steven Gorham Andy Li Johnathan Munko Henry Peabody Jonathan Sage David Shindler Robert Spector Erik Weisman

Board Review of Investment Advisory Agreement
MFS Global Total Return Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 4th quintile for the one-year period and 3rd quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate

Board Review of Investment Advisory Agreement - continued
and total expense ratio were each approximately at the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce the expense limitation for Class R6 shares of the Fund effective August 1, 2022, which may not be changed without the Trustees’ approval.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $500 million, $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $158,294,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 24.51% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the "Code") pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code's definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP ("E&Y") to serve as independent accountants to the series of the Registrant (each a "Fund" and collectively the "Funds"). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund's investment adviser, Massachusetts Financial Services Company ("MFS") and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund ("MFS Related Entities").

For the fiscal years ended October 31, 2022 and 2021, audit fees billed to each Fund by E&Y were as follows:

Fees billed by E&Y:		Audit Fees
	2022	2021
MFS Global Equity Fund	56,811	53,941
MFS Global Total Return Fund	66,294	62,939
MFS Utilities Fund	51,953	49,332
Total	175,058	166,212

For the fiscal years ended October 31, 2022 and 2021, fees billed by E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by E&Y:		Audit-Related		Tax Fees2		All Other Fees3
		Fees1
	2022	2021	2022	2021	2022	2021
To MFS Global Equity Fund	0	0	632	10,256	591	1,713
To MFS Global Total Return	0	0	632	11,665	302	1,412
Fund
To MFS Utilities Fund	0	0	632	9,456	523	1,757
Total fees billed by E&Y	0	0	1,896	31,377	1,416	4,882
To above Funds

Fees billed by E&Y:		Audit-Related		Tax Fees2	All Other Fees3
		Fees1
	2022	2021	2022	2021	2022	2021
To MFS and MFS Related Entities of
MFS Global Equity Fund*	662,511	1,663,649	0	0	111,415	110,620
To MFS and MFS Related Entities of
MFS Global Total Return Fund*	662,511	1,663,649	0	0	111,415	110,620
To MFS and MFS Related Entities of
MFS Utilities Fund*	662,511	1,663,649	0	0	111,415	110,620

Fees billed by E&Y:	Aggregate fees for non-audit services:
	2022	2021
To MFS Global Equity Fund, MFS and MFS Related Entities#	905,579	2,002,937

To MFS Global Total Return Fund, MFS and MFS Related Entities#	905,290	2,004,047

To MFS Utilities Fund, MFS and MFS Related Entities#	905,511	2,002,182

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.

1The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ''Audit Fees,'' including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3The fees included under "All Other Fees" are fees for products and services provided by E&Y other than those reported under "Audit Fees," "Audit- Related Fees" and "Tax Fees," including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre- approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. INVESTMENTS

A schedule of investments for each series covered by this Form N-CSR is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

 Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant's independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or

240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST VI

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date: December 15, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date: December 15, 2022

By (Signature and Title)*

/S/ JAMES O. YOST

James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 15, 2022

* Print name and title of each signing officer under his or her signature.